                                  EV CLASSIC
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

EV CLASSIC STRATEGIC INCOME FUND (THE "FUND") IS A MUTUAL FUND SEEKING A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. THE FUND INVESTS ITS ASSETS IN STRATEGIC INCOME PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE PORTFOLIO'S INVESTMENT ADVISER WILL INVEST IN A VARIETY OF INCOME PRODUCING SECURITIES, INCLUDING THOSE OF BELOW INVESTMENT GRADE QUALITY. THE VALUE OF FUND SHARES WILL FLUCTUATE BECAUSE OF CHANGES IN CURRENCY EXCHANGE RATES, CREDIT QUALITY AND INTEREST RATES, AND OTHER FACTORS. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated March 3, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund and the Portfolio. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                            PAGE                                               PAGE
Shareholder and Fund Expenses  .............   2  How to Redeem Fund Shares ..................   13
The Fund's Financial Highlights ............   3  Reports to Shareholders ....................   14
The Fund's Investment Objective ............   4  The Lifetime Investing Account/Distribution
Investment Policies and Risks ..............   4    Options ...................................  15
Organization of the Fund and the Portfolio .   8  The Eaton Vance Exchange Privilege ..........  15
Management of the Fund and the Portfolio ...   9  Eaton Vance Shareholder Services ............  16
Distribution Plan ..........................  10  Distributions and Taxes .....................  17
Valuing Fund Shares ........................  12  Performance Information .....................  18
How to Buy Fund Shares .....................  12  Appendix ....................................  19

--------------------------------------------------------------------------------


                        PROSPECTUS DATED MARCH 3, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

    SHAREHOLDER TRANSACTION EXPENSES
    ----------------------------------------------------------------------------
    Sales Charges Imposed on Purchases of Shares                           None
    Sales Charges Imposed on Reinvested Distributions                      None
    Fees to Exchange Shares                                                None
    Contingent Deferred Sales Charge Imposed on Redemptions During
      the First Year (as a percentage of redemption proceeds exclusive
      of all reinvestments and capitalappreciation in the account)        1.00%


    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
     (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
    Investment Adviser Fee                                                0.54%
    Rule 12b-1 Distribution (and Service) Fees                            1.00%
    Other Expenses (including the Portfolio's administration fee of
     .15%) (after expense allocation)                                     0.87%
                                                                          ----
        Total Operating Expenses (after allocation)                       2.41%
                                                                          ====

   EXAMPLE                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                             ------  -------  -------  --------
   An investor would pay the following
   expenses (including a contingent
   deferred sales charge in the case of
   redemption during the first year after
   purchase) on a $1,000 investment,
   assuming (a) 5% annual return and
   (b) redemption at the end of each period:   $34     $75      $129     $275

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year, except that Service Fees have been estimated. Absent an expense allocation, Other Expenses and Total Operating Expenses would have been 7.20% and 8.74%, respectively.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio, see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of dividends and distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege". In the Example above, expenses would be $10 less in the first full year if there was no redemption.

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.

The Fund invests in the Portfolio and, at times, in another registered investment company. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.

-------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------
                                                                     1996              1995++              1994*++
                                                                   -------            --------           ---------
NET ASSET VALUE, beginning of year                                 $11.330            $  9.750           $  10.000
                                                                   -------            --------           ---------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                            $ 0.804            $  1.021           $   0.348
  Net realized and unrealized gain (loss) on investments             0.865               0.559              (0.495)
                                                                   -------            --------           ---------
    Total income (loss) from operations                            $ 1.669            $  1.580           $  (0.147)
                                                                   -------            --------           ---------
LESS DISTRIBUTIONS:
  From net investment income                                       $(0.804)           $   --             $  (0.103)
  In excess of net investment income(3)                             (0.105)               --                  --
                                                                   -------            --------           ---------
    Total distributions                                            $(0.909)           $   --             $  (0.103)
                                                                   -------            --------           ---------
NET ASSET VALUE, end of year                                       $12.090            $ 11.330           $   9.750
                                                                   =======            ========           =========
TOTAL RETURN(1)                                                     15.09%              16.21%              (1.41%)

RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period (000's omitted)                        $ 1,693               $  11               $  10
  Ratio of net expenses to average net assets(2)                     2.38%               0.90%               0.76%+
  Ratio of net investment income to average daily net assets         7.08%               9.84%               7.74%+

**For the years ended October 31, 1996 and 1995 and for the period from the start of business, May 25, 1994, to October 31, 1994, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income gain (loss) per share and the ratios would have been as follows:

NET INVESTMENT INCOME GAIN (LOSS) PER SHARE                        $ 0.085            $(13.000)          $ (6.900)
                                                                   =======            ========           ========
RATIOS (As a percentage of average net assets):
  Expenses(2)                                                        8.71%             131.85%             160.83%+
  Net investment income gain (loss)                                  0.75%            (121.12%)           (152.33%)+

  +Computed on an annualized basis.
 ++Per share amounts have been computed using average shares outstanding during the period.
(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period  reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is calculated on a non-annualized basis.
(2)Includes the Fund's share of the Portfolio's allocated expenses.
(3)The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and
   Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributi
   on by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
  *For the period from the start of business, May 25, 1994, through October 31, 1994.

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. The Investment Adviser will allocate investments among different countries, currencies and credits, including those of below investment grade quality, based on the perception of the most favorable markets and issuers, the relative yield and appreciation potential of a particular country's securities and the relationship of a country's currency to the U.S. dollar. Changes in exchange rates for the foreign currencies in which the investments and forward contracts are denominated may adversely affect the value of Fund shares. The Fund's investment objective may be changed by the Trustees of the Trust without shareholder approval.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND CURRENTLY SEEKS ITS OBJECTIVE BY INVESTING IN STRATEGIC INCOME PORTFOLIO (THE "PORTFOLIO"), WHICH IS ITSELF AN OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. The Portfolio, in turn, invests primarily in a portfolio of high grade debt securities of issuers located anywhere in the world.

The Investment Adviser adjusts the Portfolio's investments and engages in active management techniques to take advantage of differences in interest rates and currency exchange rates in markets around the world, and other differences among countries and markets. By allocating the Portfolio's assets actively among issuers in different countries, and among securities denominated in different currencies, the Investment Adviser attempts to achieve a higher level of current income than might be available from a portfolio invested only in the securities of one country or denominated in one currency. This strategy requires the Investment Adviser to identify countries and currencies where the Portfolio's investments will outperform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the Investment Adviser's predictions may be untimely or incorrect. The Investment Adviser also seeks to identify markets and securities which appear to be undervalued and make investments to profit from increases in value.

The Portfolio will invest primarily in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, and debt securities, rated at least A by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Duff & Phelps Inc., of foreign governmental and private issuers. They may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services (or by Fitch Investors Service, Inc.), and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks having total assets of more than $500 million and determined by the Investment Adviser to be of comparable credit quality to short-term securities with those ratings. An unrated security will be considered to be a high grade security if the Investment Adviser determines that it is of comparable quality to any of the securities described above. In making such determinations, the Adviser will consider any rating of the issuer of unrated securities.

The Portfolio may invest the remainder of its assets in lower-rated debt securities, although less than 35% of the Portfolio's assets will be invested in securities rated below BBB-/Baa3 (commonly referred to as "junk bonds"). Lower-rated securities generally offer higher current yields and appreciation potential than do higher-rated securities, but are subject to greater risks. Securities in the lower categories are considered to be of poor standing and predominantly speculative; securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The values of lower-rated fixed income securities generally fluctuate more than those of higher-rated fixed-income securities.

In lieu of having the Portfolio invest in lower-rated debt securities, the Fund may invest up to 35% of its assets in High Income Portfolio ("HI Portfolio"), a separate registered investment company advised by the Investment Adviser. The investment objective of HI Portfolio is to provide a high level of current income and it may invest in the same types of debt securities (with the same risks) as the Portfolio. HI Portfolio normally invests at least 65% of its assets in debt securities of the lowest investment grade, lower-rated obligations and unrated obligations; at least 80% of its net assets in fixed-income securities, including convertible securities; and up to 20% of its net assets in common stocks and other equity securities when consistent with its objective or acquired as part of a unit combined fixed-income and equity securities. The Fund will not invest in the HI Portfolio when such Portfolio is not so invested. Foreign investments of HI Portfolio may not exceed 25% of total assets. HI Portfolio may purchase and sell derivative instruments similar to those described in this Prospectus, except for swaps. At January 31, 1997, HI Portfolio had 97.6% of its assets invested in high yield, high risk bonds, and held no obligations in default. For more detailed information about the risks associated with investing in lower-rated securities, see "Additional Risk and Investment Information" below.

The income producing securities in which the Portfolio invests may have fixed, variable or floating interest rates, constitute a broad mix of asset classes, and may include convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates, conditional sales contracts and debt obligations collateralized by, or representing interests in pools of, mortgages and other types of loans ("asset-backed obligations"). The Portfolio may invest a portion of its assets in fixed and floating rate loans and loan interests. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar. Nevertheless, through "Active Management Strategies" discussed below, the entire Fund may be exposed to foreign currency risks. For temporary defensive purposes, such as during abnormal market or economic conditions, the Portfolio may hold all or any portion of its assets in securities of issuers located in the United States and in cash or money market instruments. It is impossible to predict when, or for how long, the Portfolio will engage in such strategies.

THE MARKET VALUE OF THE PORTFOLIO'S (AND HI PORTFOLIO'S) INVESTMENTS WILL CHANGE IN RESPONSE TO CHANGES IN CURRENCY EXCHANGE AND INTEREST RATES, CREDIT QUALITY CHANGES OF ISSUERS AND OTHER FACTORS. Changes in the values of portfolio securities will not affect interest income derived from those securities, but will affect the Fund's net asset value. See "Additional Risk and Investment Information" below.

ACTIVE MANAGEMENT TECHNIQUES

CURRENCY AND OTHER DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; forward foreign currency exchange contracts; and interest rate and currency swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio will only enter into equity swaps and over-the-counter options contracts with counterparties whose credit quality or claims paying ability are considered to be investment grade by the Investment Adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which generally will include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another. In addition, the Portfolio may purchase forward contracts for non-hedging purposes when the Investment Adviser anticipates that the foreign currency will appreciate in value.

SECURITIES LOANS, REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may lend its portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the lender is delayed or prevented from recovering the collateral. The Portfolio may also purchase or sell securities for future delivery by means of "forward commitments."

The Portfolio may also enter into "reverse" repurchase agreements which generally involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The Portfolio can invest the cash it receives or use it to meet redemption requests. Reverse repurchase agreements and forward commitments to purchase securities may increase the overall investment exposure of the Portfolio and involve investment leverage. Use of investment leverage may increase the amount of any losses incurred by the Portfolio in the case of adverse changes in market conditions or the failure of the issuer of a security or financial instrument to meet its obligations. The Portfolio may also enter into reverse repurchase agreements as a hedge against a possible decline in the value of the foreign currency in which a debt security is denominated by converting the foreign currency cash proceeds from the sale of the debt security into U.S. dollars.

ADDITIONAL RISK AND INVESTMENT INFORMATION

INVESTMENTS IN FOREIGN SECURITIES. Because foreign securities involve foreign currencies, the values of the assets of the Portfolio (and HI Portfolio) and their net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities or in the recovery of the assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets", and other issuers located in such countries. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the Investment Adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the values of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries, including remedies available in bankruptcy proceedings, may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

INVESTING IN LOWER-RATED SECURITIES. Lower quality debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates. The Portfolio (and HI Portfolio) may invest a substantial portion of their assets in lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. The Portfolio (and HI Portfolio) may also invest in debt securities not paying current income in anticipation of possible future income or capital appreciation. The issuer of such securities may be in bankruptcy or undergoing a debt restructuring or reorganization. Defaulted securities may be retained. In the case of a defaulted security, the Portfolio (or HI Portfolio) may incur additional expense seeking recovery of its investment. In the event the rating of a security held by the Portfolio (or HI Portfolio) is downgraded, causing the Fund to have indirectly 35% or more of its total assets in securities rated below investment grade, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such securities of the Portfolio (or reduce the Fund's investment in HI Portfolio) as it deems necessary in order to comply with this limitation. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended October 31, 1996. For a description of securities ratings, see the Statement of Additional Information.

INTEREST RATE RISK. The value of Fund shares will reflect the value of the Fund's interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities), and any interest in HI Portfolio and will change in response to interest rate fluctuations. When interest rates decline, the value of debt securities held by the Portfolios can be expected to rise. Conversely, when interest rates rise, the value of debt securities held by the Portfolios can be expected to decline.

OTHER PRACTICES. The Portfolio may at times invest in so-called "zero-coupon" bonds (deferred interest bonds) and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and interest is paid only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Because these instruments allow an issuer to avoid the need to generate cash to meet current interest payments, they may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and the Fund is required to distribute its share of such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments to obtain cash in order to enable the Fund to satisfy its distribution requirements.

The Portfolio may hold up to 15% of net assets in illiquid securities, including securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Rule 144A securities may increase illiquidity if qualified institutional buyers become uninterested in purchasing such securities.

The Portfolio may also temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its total assets, more than 5%, (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. government securities. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio is more susceptible to any single adverse or political occurence or development affecting issuers in which the Portfolio invests. HI Portfolio is diversified.

INVESTMENT RESTRICTIONS. The Fund, the Portfolio (and HI Portfolio) have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote or an investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the affected Portfolio without obtaining the approval of the Fund's shareholders or the investors of the Portfolio, as the case may be.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUTUAL FUNDS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 7, 1984, AS AMENDED. THE TRUST IS A MUTUAL FUND - AN OPEN- END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO (AND HI PORTFOLIO) ARE ORGANIZED AS TRUSTS UNDER THE LAWS OF THE STATE OF NEW YORK AND INTEND TO BE TREATED AS PARTNERSHIPS FOR FEDERAL TAX PURPOSES. Each Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolios.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolios, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, affords the potential for economies of scale for the Fund (at least when the assets of a Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from a Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from either or both Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from both Portfolios, or the Board of Trustees of the Trust determines that the investment objective of the Portfolios are no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from a Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. BMR's expertise in the management of fixed-income securities ranges from government obligations, high-grade corporate and municipal securities, foreign debt and bank loan interests to higher yielding instruments. BMR's fixed-income division is armed with the research and technical ability to gain immediate access to interest rate data around the world.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

  (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

  (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each
      Category as indicated below:
                                                        ANNUAL       DAILY
      CATEGORY   DAILY NET ASSETS                       ASSET RATE   INCOME RATE
      --------------------------------------------------------------------------
      1          up to $500 million                     0.275%       2.75%
      2          $500 million but less than $1 billion  0.250%       2.50%
      3          $1 billion but less than $1.5 billion  0.225%       2.25%
      4          $1.5 billion but less than $2 billion  0.200%       2.00%
      5          $2 billion but less than $3 billion    0.175%       1.75%
      6          $3 billion and over                    0.150%       1.50%

Total daily gross income is the total gross investment income, exclusive of capital gains and losses on investments and before deduction of expenses, earned each day by the Portfolio.

As of October 31, 1996, the Portfolio had net assets of $132,406,799. For the fiscal year ended October 31, 1996, the Portfolio paid BMR advisory fees equivalent to 0.54% of the Portfolio's average daily net assets for such year.

HI Portfolio also engages BMR to act as its investment adviser pursuant to a fee schedule similar to but slightly higher than the above. For the fiscal year ending March 31, 1997, BMR will pay estimated advisory fees equivalent to 0.62% of HI Portfolio's average daily net assets. The portion of the Fund's assets invested in the HI Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Strategic Income Portfolio's advisory or administration fee, or a Fund advisory fee.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Mark S. Venezia has acted as the portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since 1992. Hooker Talcott, Jr. has acted as portfolio manager of the HI Portfolio since it commenced operations. Mr. Talcott has been a Vice President of Eaton Vance since 1987 and of BMR since 1992. Michael Weilheimer has been a Vice President of Eaton Vance since 1992 and co-portfolio manager since January 1, 1997.

The Portfolio (and HI Portfolio) believes that most of the obligations which it will acquire will be normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolios and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolios) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Portfolio also engages BMR as its administrator under an administration agreement. Under the administration agreement, BMR is responsible for reviewing and supervising the provision of custody services to the Portfolio and making related reports and recommendations to the Board of Trustees of the Portfolio; for providing certain valuation, legal, accounting and tax services in connection with investments with foreign issuers or guarantors, investments denominated in foreign currencies and transactions in derivative instruments; and for such other special services as the Board may direct. BMR also furnishes the office facilities and personnel necessary for providing these services. As compensation for these services, BMR receives a monthly administration fee at an annual rate of .15% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1996, the Portfolio paid BMR administration fees equivalent to .15% of the Portfolio's average daily net assets for such year.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement and the administration agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay to a financial service firm (an "Authorized Firm") (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of
 .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended October 31, 1996, the Fund paid or accrued sales commissions under the Plan equivalent to .75% of the Fund's average daily net assets for such year. As at October 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $90,000 (which amount was equivalent to 5.3% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .25% of the Fund's net assets. The Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the shares sold by such Firm, and
(b) monthly service fees approximately equivalent to 1/12 of .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended October 31, 1996, the Fund paid or accrued service fees under the Plan equivalent to .25% of the Fund's average daily net assets.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio (and at times in HI Portfolio as well), the Fund's net asset value will reflect the value of its interest in the Portfolios (which, in turn, reflects the underlying value of the Portfolios' assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Most debt securities are valued on the basis of market valuations furnished by pricing services. For further information regarding the valuation of a Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES

--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established, the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic Strategic Income Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic Strategic Income Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemptions would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC") equal to 1% of the net asset value of the redeemed shares. This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first out basis. As described under "Distribution Plan", the CDSC will be paid to the Principal Underwriter or the Fund.

In calculating the CDSC upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No CDSC will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (Please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed subject to a CDSC (or equivalent early withdrawal charge) on the basis of the net asset value per share of each fund at the time of exchange. Exchange offers are available only in states where shares of the fund being acquired may legally be sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as the result of an exchange from an EV Classic Fund) may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 A.M. to 4:00 P.M. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic Strategic Income Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under these plans, all distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY A PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the twenty-second day of each month or the next business day thereafter. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by a Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December. Shareholders will receive timely federal income tax information relating to all distributions made by the Fund during the calendar year.

Distributions of the Fund from net investment income, net short-term capital gains and certain net foreign exchange gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify to any significant extent for any dividends-received deduction available to corporate shareholders.

Certain distributions, if declared in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Capital gains, if any, realized on sales of investments and on options and futures transactions during the fiscal year, which ends on October 31, will be offset by any capital losses, including any capital loss carryovers, and will be distributed annually, usually in December, in compliance with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Distributions that the Fund designates as from its long-term capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.


Income (possibly including in some cases, capital gains) realized by a Portfolio from certain investments may be subject to foreign income or other foreign taxes and the Fund may make an election under Section 853 of the Code that would allow Fund shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made annually only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio assets, at the close of the Fund's taxable year consists of stock or securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of Portfolio assets and as entitled to the income of each Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise tax to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios also do not pay federal income or excise tax.

Shareholders should consult their own tax advisers with respect to the local, state, federal and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of the Fund or a Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

The following chart reflects the annual investment returns of the Fund for one year periods ending October 31 and does not take into account any sales charge which investors may bear. The total return for the period prior to the Fund's commencement of operations on May 24, 1994 reflects the total return of the Portfolio (or that of its predecessor) which had different operating expenses.

                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 6.64%

1991(1)         7.97%
1992           (1.45)%
1993           10.51%
1994           (5.33)%
1995*          16.20%
1996*          15.09%

*If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had lower returns.

(1)For the period from the start of business, November 26, 1990 to October 31, 1991.

                                                                       APPENDIX

                          STRATEGIC INCOME PORTFOLIO

                        ASSET COMPOSITION INFORMATION
                    FOR FISCAL YEAR ENDED OCTOBER 31, 1996

                                                            PERCENT OF
                                                            NET ASSETS

      Debt Securities -- Moody's Rating
        Aaa ................................................   36.7%
        Aa1 ................................................   11.3
        Aa2 ................................................   11.2
        A1 .................................................    7.9
        A3 .................................................    2.7
        B1 .................................................   12.0
        B2 .................................................    0.8
        B3 .................................................    1.6
        Baa3 ...............................................   14.3
        Unrated ............................................    1.5
                                                              -----
        Total ..............................................  100.0%

The chart above indicates the weighted average composition for the fiscal year ended October 31, 1996 with the debt securities rated by Moody's separated into the indicated categories. The weighted averages indicated above were calculated on a dollar weighted basis and were computed as at the end of each month during the period. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years.

For the description of Moody's ratings of debt securities, see Appendix to the Statement of Additional Information.

 [LOGO]
 EATON VANCE
 -----------
Mutual Funds


              EV CLASSIC STRATEGIC INCOME FUND
-------------------------------------------------------------------------------


              PROSPECTUS
              MARCH 3, 1997





EV CLASSIC
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR OF STRATEGIC INCOME PORTFOLIO
INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC STRATEGIC INCOME FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


C-SIP

                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      March 3, 1997


                       EV CLASSIC STRATEGIC INCOME FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Classic Strategic Income Fund (the "Fund"), the Portfolio, HI Portfolio and certain other series of Eaton Vance Mutual Funds Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS
                                                                          Page
                                   PART I
Additional Information about Investment Policies .................           1
Investment Restrictions ..........................................           5
Trustees and Officers ............................................           6
Investment Adviser and Administrator .............................           8
Custodian ........................................................          12
Service for Withdrawal ...........................................          12
Determination of Net Asset Value .................................          12
Investment Performance ...........................................          13
Taxes ............................................................          15
Portfolio Security Transactions ..................................          17
Other Information ................................................          18
Independent Accountants ..........................................          19
Financial Statements .............................................          20
Appendix .........................................................          21

                                   PART II
Fees and Expenses ................................................         a-1
Principal Underwriter ............................................         a-1
Distribution Plan ................................................         a-2
Performance Information ..........................................         a-3
Control Persons and Principal Holders of Securities ..............         a-4


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 3, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
INCOME PRODUCING SECURITIES
    Included in the income producing securities in which the Portfolio may invest are preferred and preference stocks, convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Securities of real estate investment trusts, such as debentures, are affected by conditions in the real estate industry and interest rates. Securities of natural resource companies are subject to price fluctuation based upon inflationary pressures and demand for natural resources. Stripped debt obligations are comprised of principal only or interest only obligations. The value of closed-end investment company securities, which are generally traded on an exchange, is affected by demand for those securities regardless of the demand for the underlying portfolio assets. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. The issuers of equipment lease certificates tend to be industrial, transportation and leasing companies. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer. The Portfolio has no current intention of investing more than 5% of its total assets in any of these types of securities. HI Portfolio may also invest in all of the foregoing.

    The Portfolio (and HI Portfolio) may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since a Portfolio may retain the bond if interest rates decline. By acquiring these kinds of bonds a Portfolio obtains the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, a Portfolio will not assign any separate value to such right. A Portfolio may also purchase floating or variable rate obligations and warrants when such warrants are part of a unit with other securities.

    The Portfolio's (and HI Portfolio's) investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. Each Portfolio will take such action as it considers appropriate in the event of anticipated financial difficulties default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by each Portfolio as a result of any such event. A Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The Portfolio may invest in obligations of domestic and foreign companies in the group consisting of the banking and the financial services industries. Companies in the banking industry include U.S. and foreign commercial banking institutions (including their parent holding companies). Companies in the financial services industry include finance companies, diversified financial services companies and insurance and insurance holding companies. Companies engaged primarily in the investment banking, securities, investment advisory or investment company business are not deemed to be in the financial services industry for this purpose. The securities held by the Portfolio may be affected by economic or regulatory developments in or related to such industries. Sustained increases in interest rates can adversely affect the availability and cost of funds for an institution's lending activities, and a deterioration in general economic conditions could increase the institution's exposure to credit losses.

    A bank from whom a Portfolio acquires a loan participation interest may be treated as a co-issuer for tax diversification purposes to the extent that the Portfolio does not have direct recourse against the borrower of the underlying loan and is therefore relying on the credit of such bank. For industry concentration purposes, the Investment Adviser will consider all relevant factors in determining the issuer of a loan interest, including: the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and the other relevant agreements (including inter- creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

MORTGAGE ROLLS

    The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

LENDING OF PORTFOLIO SECURITIES

    Each Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, a Portfolio may pay lending fees to such borrowers. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities by the Investment Adviser to be of good standing and when the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. If the Investment Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of a Portfolio's total assets. As of the present time, the Trustees of neither Portfolio have made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.


FOREIGN INVESTMENTS

    Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Portfolio may be required to pay for securities before delivery. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN CURRENCY TRANSACTIONS

    The value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.


    Each Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets. Each Portfolio generally will not enter into a forward contract with a term of greater than one year.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

    Entering into a derivative instrument involves a risk that the applicable market will move against a Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances a Portfolio's exposure to the price volatility of derivative instruments it holds. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to each Portfolio's 15% limit on illiquid investments. A Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which a Portfolio may purchase and sell derivative instruments. Each Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company ("RIC") for federal income tax purposes. See "Taxes".


LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS

    Each Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange if it is determined by the Investment Adviser that trading on such exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges regulated by the CFTC.

    A Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio. The Portfolio does not intend to purchase any options if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

INTEREST RATE AND CURRENCY SWAPS

    Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

REVERSE REPURCHASE AGREEMENTS

    Each Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. A Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. A Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When a Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield. Reverse repurchase agreements will be included within "borrowings" contained in the Fund's investment restriction (2) set forth below.

ASSET COVERAGE REQUIREMENTS


    Transactions involving reverse repurchase agreements, swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, forward contracts or futures contracts, or (2) cash or liquid securities (including equities and debt) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered). Assets used as cover or held in a segregated account maintained by the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PORTFOLIO TURNOVER

    Neither Portfolio can accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to a Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts; or

    (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in an open-end management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio may not: (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (c) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares of securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); and (d) purchase warrants with a value in excess of 5% of net assets, or warrants which are not listed on the New York or American Stock Exchange with a value in excess of 2% of its net assets. The Portfolio has no current intention during the current year of engaging in short sales.


    HI Portfolio has substantially the same fundamental and nonfundamental policies as the Fund and the Portfolio except that HI Portfolio has the following additional fundamental policy: With respect to 75% of total assets of the Portfolio, the Portfolio may not purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or a Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or a Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in debt securities. Moreover, the Fund and each Portfolio must always be in compliance with the borrowing policy set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act by virtue of their affiliation with BMR, Eaton Vance, EVC, or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

M. DOZIER GARDNER (63), President and Trustee of the Trust*
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.


JAMES B. HAWKES (55), President of the Portfolio, Vice President of the Trust
  and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff, Professor of Investment Banking, at Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (70), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO
WILLIAM H. AHERN, JR. (37), Vice President of the Trust
Assistant Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Trust on June 19, 1995.


MARK VENEZIA (47), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (54), Vice President of the Trust
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Terry was elected Vice President of the Trust on December 17, 1990.


JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.


JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company, (1991-1993). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

JOHN P. RYNNE (54), Assistant Secretary of the Trust
Corporate Controller and Vice President of EVC. Vice President of Eaton Vance,
  EVD and BMR, and Treasurer of Energex Energy Corporation. Mr. Rynne was elected an officer of the Trust on June 19, 1995.


ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoades and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust and the Portfolio on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.


    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation received by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in Part II.

    The noninterested Trustees of HI Portfolio are the same persons as those of the Portfolio and M. Dozier Gardner and James B. Hawkes are the only interested Trustees. The Committee structure and compensation policies of HI Portfolio are identical to that of the Portfolio.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated March 1, 1994. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, foreign debt, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, municipal bonds and tax-free U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980's. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.


    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As of October 31, 1996, the Portfolio had net assets of $132,406,799. For the fiscal years ended 1996 and 1995 and for the period from the start of business March 1, 1994 to October 31, 1994, the Portfolio paid BMR advisory fees of $744,744, $992,620 and $1,004,670, respectively, (equivalent to 0.54%, 0.55% and 0.49%, respectively, (annualized) of the Portfolio's average daily net assets for each such period).

    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    The investment advisory agreement of HI Portfolio with BMR is substantially the same as that of the Portfolio. With respect to assets of the Fund invested in HI Portfolio, BMR's monthly fee is equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       ANNUAL        DAILY
    CATEGORY    DAILY NET ASSETS                       ASSET RATE    INCOME RATE
    ----------------------------------------------------------------------------
    1           up to $500 million                     0.300%        3.00%
    2           $500 million but less than $1 billion  0.275%        2.75%
    3           $1 billion but less than $1.5 billion  0.250%        2.50%
    4           $1.5 billion but less than $2 billion  0.225%        2.25%
    5           $2 billion but less than $3 billion    0.200%        2.00%
    6           $3 billion and over                    0.175%        1.75%


For the fiscal year ending March 31, 1997, HI Portfolio advisory fees are estimated to be 0.62% of average daily net assets. For the fiscal years ended March 31, 1996, 1995 and 1994, HI Portfolio advisory fees equaled .63%, .63% and
 .64%, respectively of average daily net assets.

    The Portfolio has also engaged BMR to act as its Administrator under an Administration Agreement. The Administration Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons of the Portfolio or of the Administrator. Under the Administration Agreement, BMR is obligated to (a) review and supervise the provision of all domestic and foreign custodial services to the Portfolio, and to make such reports and recommendations to the Board of Trustees of the Portfolio concerning the provision of such services as the Board deems appropriate; (b) provide to the Portfolio certain valuation, legal, accounting and tax assistance and services in connection with the Portfolio's (i) investments in (a) securities, obligations and commercial paper that are denominated in foreign currencies or the European Currency Unit ("ECU"), or that are issued or guaranteed by foreign entities, (b) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or foreign branches of U.S. banks, and (c) participation interests in loans by U.S. or foreign banks that are made to foreign borrowers or that are denominated in foreign currencies or the ECU; and (ii) transactions in derivative instruments, including instruments indexed to foreign exchange rates, forward foreign currency exchange contracts, put and call options on foreign currencies, futures contracts and options on such contracts, and interest rate and currency swaps; and (c) provide to the Portfolio such other special administrative services as the Board from time to time shall instruct BMR to furnish under the Administration Agreement. In return for these special services, the Portfolio pays BMR as compensation under the Administration Agreement a monthly fee in the amount of .0125% (equivalent to .15% annually) of the average daily net assets of the Portfolio. For the fiscal years ended October 31, 1996 and 1995 and for the period from the start of business March 1, 1994, to October 31, 1994, the Portfolio paid BMR administration fees of $208,657, $273,545 and $284,828, respectively.

    The Portfolio will be responsible for all costs and expenses not expressly stated to be payable by BMR under the Administration Agreement. Such costs and expenses to be borne by the Portfolio include, without limitation, the fees and expenses of the Portfolio's custodian and transfer agent, including those incurred for determining the Portfolio's net asset value and keeping the Portfolio's books; expenses of pricing and valuation services; membership dues in investment company organizations; brokerage commissions and fees; registration of the Portfolio under the 1940 Act; expenses of reports to investors, proxy statements, and other expenses of investor's meetings; insurance premiums; printing and mailing expenses; interest, taxes and governmental fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR; and investment advisory and administration fees. The Portfolio will also bear expenses incurred in connection with litigation in which the Portfolio is a party and any legal obligation the Portfolio may have to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in Part II.


    IBT Trust Company (Cayman), Ltd. maintains HI Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of its Trustees and interestholders.


    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under Federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of February 28, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust, owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Woodbury, Murphy, Venezia, O'Connor, Ahern and Rynne and Ms. Sanders who are officers or Trustees of the Trust and/or the Portfolio, are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement and the Administration Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. Eaton Vance, BMR, EVC and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolios, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolios and such banks.

                                  CUSTODIAN

    IBT acts as custodian for the Fund and each Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolios, has custody of all the Portfolios' assets, maintains the general ledger of the Portfolios and the Fund and computes the daily net asset value of interests in the Portfolios and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolios. IBT charges custody fees which are competitive within the industry. The fees for the Portfolios relate to 1) bookkeeping and valuation services provided at an annual rate, 2) activity charges based upon the volume of investment related transactions, and
3) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolios at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the Portfolios' average daily collected balances. The fee for the Fund relates to bookkeeping and valuation services and is based upon a percentage of the Fund's net assets. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or either Portfolio and IBT under the 1940 Act.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. IBT Fund Services (Canada) Inc. determines the net asset value of HI Portfolio. The Fund and the Portfolios will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Debt securities (other than mortgage-backed, "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass-through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

    The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted on one of the principal markets for such currencies. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time a Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value.


    Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in a Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment and, if applicable, the deduction of a CDSC at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by a Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs (if applicable) imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. For the yield of the Fund, see "Performance Information" in Part II.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by a Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to various domestic, international and global securities indices, such as the Commodity Research Bureau Futures Price Index. The Fund's yield may also be compared to the yields of other fixed-income securities, such as U.S. Treasuries, mortgage-backed securities, and corporate bonds or other securities comparable to the securities held by a Portfolio as reported by various independent sources (such as Bloomberg L.P.). In making such comparisons, the Fund may provide information concerning the nature of such indices or securities. This information may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.


    Evaluations of the Fund's performance (including rankings) made by independent sources, e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders. In addition, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-annually, quarterly or daily. Examples of compounding will be used for illustration purposes only.

    The Fund may also provide investors and prospective investors with information on the Fund's duration and duration's relationship to the stability or volatility of a security's price. The Fund may also provide information concerning the diversification of the Portfolios (on such basis as country of issuer's origin, industry sector or security type), as well as the allocation of securities held by the Portfolios across various rating categories. In addition, information on the Portfolios' turnover rate may be provided to investors and prospective investors.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        -- cost associated with aging parents;

        -- funding a college education (including its actual and estimated cost);

        -- health care expenses (including actual and projected expenses);

        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice. Information about investment professionals may appear in sales literature and advertisements used by the Fund.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES
FEDERAL INCOME TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended October 31, 1996. (see the Notes to Financial Statements incorporated by reference into this SAI). Because the Fund invests substantially all of its assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable and tax-exempt (if any) investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of a Portfolio and (ii) to be entitled to the gross income of a Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolios are treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor a Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    A Portfolio's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. A Portfolio may make certain elections to mitigate adverse consequences of these tax rules and may have to limit its activities in options, futures contracts and forward contracts in order to enable the Fund to maintain its qualification as a RIC.


    The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Since it is expected that more than 50% of the value of the total assets of the Fund taking into account its allocable share of the Portfolios' total assets, at the close of any taxable year may consist of securities issued by foreign corporations, the Fund may be eligible to pass through to shareholders their proportionate shares of foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders would include such proportionate shares in income subject to federal income tax and would be entitled to take a foreign tax credit or deduction for such foreign taxes, subject to certain limitations. Certain foreign exchange gains and losses realized by the Portfolio and allocated to the Fund will be treated as ordinary income and losses. Certain uses of foreign currency, foreign currency options, futures and forward contracts, and interest rate and currency swaps, and investment by the Portfolios in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC and/or avoid imposition of a tax on the Fund.


    A Portfolio's investment in zero coupon, deferred interest and payment in kind securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in a Portfolio, and in order to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    The appropriate tax accounting for dollar rolls is also uncertain in some respects, and the Portfolio's use of such rolls may accordingly be limited in order to preserve the Fund's qualification as a RIC.

    Investments in lower-rated or unrated securities may present special tax issues for a Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    The Fund's distributions of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and certain foreign exchange gains earned by a Portfolio and allocated to the Fund are taxable to shareholders of the Fund as ordinary income whether received in cash or reinvested in additional shares. Only a small portion, if any, of such distributions of net investment income made by the Fund may qualify for the dividends-received deduction for corporations, subject to applicable limitations under the Code. The Fund's distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by a Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through the reinvestment of distributions or otherwise) within 30 days before or after such disposition.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans, and persons investing through such plans should consult their tax advisers for more information. The deductibility of contributions to IRAs may be restricted or eliminated for particular shareholders.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The Fund had qualified to do business in the Commonwealth of Pennsylvania and, therefore, was subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. The amount of such taxes was $28,080 for the fiscal year ended October 31, 1994. In 1995, however, the Fund took actions to cease doing business in Pennsylvania and does not intend to pay Pennsylvania foreign franchise and corporate net income tax in Pennsylvania. Accordingly, Fund shareholders should consult their tax advisers regarding the applicability of Pennsylvania local and county personal property taxes.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of each Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to a Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. The debt securities and obligations purchased and sold by a Portfolio are generally traded in the domestic or foreign over-the-counter markets on a net basis (i.e. without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Portfolio may also purchase debt securities from domestic and foreign underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. Transactions in foreign obligations usually involve the payment of fixed brokerage commissions when executed on foreign securities exchanges, which commissions are generally higher than those in the United States. Although commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolios is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

BROKERAGE


    For the fiscal year ended October 31, 1996, the Portfolio paid brokerage commissions of $23,792 on portfolio security transactions aggregating $245,268,131 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal year ended October 31, 1995, the Portfolio paid brokerage commissions of $11,700 with respect to portfolio transactions. Of this amount, approximately $11,357 was paid in respect of portfolio security transactions aggregating approximately $148,774,532 to firms which provided some research services to BMR's organization. For the period from the start of business, March 1, 1994 to October 31, 1994, the Portfolio paid foreign brokerage commissions on its portfolio security transactions amounting to $6,875.

                              OTHER INFORMATION

    The Trust changed its name from Eaton Vance Government Obligations Trust on July 10, 1995. On October 31, 1995, the Fund was reorganized as a series of the Trust. Prior thereto, the Fund was a series of Eaton Vance Investment Fund, Inc. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold and may appoint successor Trustees.

    The Trust's Amended and Restated Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust and any other outstanding series of shares, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of a Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with a Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolios' Chairman or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. The right to redeem can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, are the independent accountants for the Fund and the Portfolio providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies, are the independent certified public accountants of the HI Portfolio.


                             FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's annual report to shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                                   APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporated bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and"D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured

Financings are also rated on this scale.

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.

Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.

Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                            *      *      *      *
NOTES:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower- rated bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC STRATEGIC INCOME FUND. The Fund became a series of the Trust on October 31, 1995.

                              FEES AND EXPENSES
ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended October 31, 1996 and 1995 and for the period from the start of business, May 25, 1994, to October 31, 1994, $61,756, $13,723 and $7,345, respectively, of the Fund's operating expenses were allocated to the Administrator.


DISTRIBUTION PLAN
    During the fiscal year ended October 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $807 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $7,225 and the Principal Underwriter received no CDSCs. These sales commissions reduced Uncovered Distribution Charges under the Plan. As at October 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $90,000 (which was equivalent to 5.3% of the Fund's net assets on such date). During the fiscal year ended October 31, 1996, the Fund paid or accrued service fees under the Plan aggregating $2,216 of which $263 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended October 31, 1996 there were no repurchase transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended October 31, 1996, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended December 31, 1996, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):


                          AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                         COMPENSATION      COMPENSATION      FROM TRUST AND
NAME                      FROM FUND       FROM PORTFOLIO      FUND COMPLEX
----                     ------------     --------------   ------------------
Donald R. Dwight ....        $0               $1,668(2)         $142,500(4)
Samuel L. Hayes, III          0                1,846(3)          153,750(5)
Norton H. Reamer ....         0                1,783             142,500
John L. Thorndike ...         0                1,885             147,500
Jack L. Treynor .....         0                1,850             147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $647 of deferred compensation.
(3) Includes $689 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


                              DISTRIBUTION PLAN


    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions, distribution fees and service fees to the Principal Underwriter which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commissions and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from November 26, 1990 through October 31, 1996 and for the five- and one-year periods ended October 31, 1996. The total return for the period prior to the Fund's commencement of operations on May 25, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund CDSC. The total return for such prior period has not been adjusted to reflect the Fund's distribution and/or service fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                            VALUE BEFORE      VALUE AFTER            TOTAL RETURN             TOTAL RETURN AFTER
                                            DEDUCTING THE    DEDUCTING THE     BEFORE DEDUCTING THE CDSC      DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF       CDSC ON         CDSC* ON        -------------------------   ------------------------
    PERIOD          DATE      INVESTMENT      10/31/96         10/31/96        CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  ------------  -----------  ---------------  ---------------  ----------    ----------    ----------    ----------
Life of the
Fund              11/26/90      $1,000        $1,488.84        $1,488.84        48.88%         6.94%        48.88%         6.94%
5 Years
Ended
10/31/96          10/31/91      $1,000        $1,378.84        $1,378.84        37.88%         6.64%        37.88%         6.64%
1 Year
Ended
10/31/96**        10/31/95      $1,000        $1,150.88        $1,140.88        15.09%        15.09%        14.09%        14.09%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
------------
 *No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    The Fund's yield for the 30-day period ended October 31, 1996 was 6.67%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 2, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 2, 1996, the following shareholder owned of record the percentage of outstanding shares indicated after its name: MLPF&S for the Sole Benefit of its customers, Jacksonville, FL 32246 (8.4%). In addition, as of such date, the following shareholder owned beneficially and of record the percentage of outstanding shares indicated after its name: River Distributing Co., Inc., Eagle Bay, NY (76.5%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

[LOGO]
EATON VANCE
------------
Mutual Funds


              EV CLASSIC STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

              Statement of Additional Information

              MARCH 3, 1997





EV CLASSIC
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR OF STRATEGIC INCOME PORTFOLIO
INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC STRATEGIC INCOME FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


C-SISAI

[LOGO: HOUSE]

EV Classic
Strategic Income
Fund

Annual
Shareholder Report
October 31, 1996


To Shareholders

I am happy to report that EV Classic Strategic Income Fund had a total return of 15.1% during the year ended October 31, 1996. That return was the result of a rise in net asset value per share to $12.09 from $11.33 on October 31, 1995, and the reinvestment of $0.883 in dividends. It does not include the effect of the 1% contingent deferred sales charges incurred by shareholders redeeming within the first year. Based on the October dividend and the closing net asset value of $12.09, the Fund's distribution rate was 8.23%.

1996: Robust performance for the global bond market and a record year for global bond issuance...

Paced by the strong showing of Brady bonds and lower interest rates in Europe, 1996 has been a banner year for the global bond markets. Driven by falling rates and improving credit quality, foreign bond markets have drawn increasing interest from institutional and individual investors alike. Not surprisingly, given the excellent fixed-income climate, 1996 is also shaping up as a record year for the issuance of global bonds. Through June 30 alone, $350 billion in new bonds had come to market, a 60% increase over the same period last year. Several forces have been driving the trend, including high levels of government borrowing as emerging economies raise the capital necessary to fund economic development. The increased global supply has met with a warm reception from investors. More than $115 billion of dollar-denominated bonds are scheduled to mature in 1996, according to the Euromoney Capital Market Data Base, and a good portion of that capital is being redirected into high-yield global bonds.

Meanwhile, the U.S. bond market, while on the defensive, provided some selective opportunities...

The U.S. market was generally under pressure throughout the period, as yields for 5-year Treasuries rose from 5.81% on October 31, 1995 to 6.0% on October 31, 1996. While many investors had anticipated an economic slowdown in the second half of the year, the economy not only maintained its momentum but actually proved somewhat stronger than expected. The economy's strength in the face of weaker expectations contributed to increasing volatility throughout the period.

Nonetheless, the Fund benefited from the response of its high-yield corporate bonds to continued economic growth, while its mortgage-backed securities outperformed the Treasury market. Thus, in a difficult fixed-income environment, shareholders again benefited from the Fund's flexible investment approach. We believe that this time-tested strategy will continue to provide good fixed income opportunities - both domestic and global - in the years ahead. In the pages that follow, portfolio manager Mark Venezia reviews the Fund's successful fiscal year and gives his outlook for the global bond market.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/ James B. Hawkes
James B. Hawkes
President
December 20, 1996

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



Management Discussion

An interview with Mark S. Venezia,
vice president and manager of
Strategic Income Portfolio.

Q. Mark, the Fund had an excellent performance during the fiscal year ended October 31, 1996. To what do you attribute the Fund's strong showing?

A. Generally, this was a period when many global market trends worked in the Fund's favor. Our Brady bonds (see Question on page 4) were the largest contributors to the Fund's performance, as emerging markets rallied very strongly during the period. Second, we benefited from our exposure to Europe, as interest rates fell during the period. Third, yields in the so-called "Dollar Bloc" nations fell dramatically, causing our Canadian, Australian, and New Zealand positions to outperform the U.S. Fourth, while the U.S. Treasury market remained under some pressure, the Fund benefited from a narrowing of spreads in our U.S. mortgage-backed securities and high-yield corporate bonds. And finally, the Fund achieved currency gains as a result of the strength of the dollar against the yen and the German mark.

Q. Why did the Brady markets do so well?

A. There were several reasons. With the currency crises and market turbulence of 1994 and early 1995 behind them, global bond investors focused on the progress emerging countries have made in implementing economic reforms, fighting inflation and reducing current account deficits. Moreover, with interest rates in the U.S., Europe, and Japan still relatively low, the attractive yields on Brady bonds drew increasing attention. Finally, these emerging economies have shown that they can sustain growth rates well above those of the industrialized nations. As a result, we saw some improvement in credit quality among most Brady issuers. These strong fundamentals all gave a lift to the Brady markets.

[PHOTO OF MARK S. VENEZIA OMITTED]

Q. Which Brady markets were the best performers for the Fund?

A. Predominantly the Latin American markets, although all emerging markets tended to fare well. In the first half of the fiscal year, Poland and Argentina were good positions for the Fund. Investors gave a warm reception to Argentina's Second Reform of the State, which promised tax reform and spending cuts. Meanwhile, the Polish market responded well to the election of President Kwasniewski and the likelihood of a more stable government still dedicated to economic reform. Moody's and Standard & Poor's, major bond-rating agencies, assigned Polish Bradys investment grade ratings, sparking a sharp rally in the bonds.



In the second half of the period, we focused increasingly on Brazil and Ecuador, each of which has made remarkable economic progress. Brazil, for example, reported zero inflation for the month of September and continued to make progress on administrative reforms. Ecuador fared well as oil prices firmed throughout the year. In addition, newly-elected President Bucaram has proven more sensitive to the needs of business and foreign investorsthan his populist campaign suggested. That has further encouraged investors.

Q. You've referred to the importance of Brady bonds to the Fund's performance. Could you briefly explain the mechanics of the Brady bond markets?

A. Certainly. As some investors already know, Brady bonds are named after former U.S. Treasury secretary Nicholas Brady, the architect of a U.S. plan to ensure the medium-term economic stability of debtor emerging nations. The basic concept behind the Brady Plan was to restructure these nations' commercial bank loans into bonds, thereby providing debt relief for the borrowers while creating a relatively liquid market for the new debt securities.

Portfolio Investments:

Top five weightings according to...

 ...Regional                        Credit Exposure
allocations based                  U.S.                42.2%
on the location                    Ireland             10.3
of the issurer of each             Brazil               7.3
security. This shows               Poland               6.4
that the Portfolio's               Norway               5.3
largest holdings
were in the U.S.
and Ireland.

 ...The Portfolio's                 Currency Allocation
holdings broken                    U.S.                40.4%
down by country                    Ireland             10.5
of currency                        Czech Republic       9.8
denomination.                      Indonesia            7.7
This shows where                   Philippines          7.2
movements in
foreign exchange
on the Fund's
share price.

 ...The contribution                Interest Rate
of a country's                     Sensitivity*
positive weighting to the          U.S.                38.6%
Portfolio's duration.              Germany             28.8
This shows where                   Ireland             21.2
changing interest                  Norway              10.4
rates will have the                Canada               9.4
greatest impact
on share prices.

* Calculated by determinging the interest rate sensitivity fo the Portfolio's positions in each country and dividing by the Portfolio's overall interest rate sensitivity.



[GRAPHIC CHART OMITTED: The Brady Bond Market:]
Brady issuers demonstrate
improving economic fundamentals*...

                                   1995
                GDP            Reserves
              -----            --------
Argentina    $276 B             $14.3 B

Brazil        689 B              51.8 B

Ecuador        18 B               1.6 B

Mexico        279 B              16.9 B

Philippines    74 B               7.0 B

Poland        116 B              15.0 B

Venezuela      79 B               6.3 B

Footnote reads:
*Data for 1995; Source: J.P. Morgan, Inc.

[GRAPHIC VERTICAL BAR CHART WITH IMAGE OF PAPER SCROLL IN BACKROUND
OMITTED: While Brady trading volume continues to surge.]

'91           $200B
'92           $730B
'93         $1,979B
'94         $2,766B
'95         $3,000B

Footnote reads:
Source: Emerging Markets Traders Association.

The first such plan, featuring an agreement with Mexico, went into effect in 1990. Although there have been many variations on this early theme, this first agreement provided the basic precedent for future efforts: 1) securitization, or transforming bank loans into bonds; 2) collateralized principal, whereby the principal portion of some newly created bonds is backed by zero-coupon U.S. Treasuries;
3) discounted exchanges, whereby loans are exchanged at a discount in return for long-term, floating-rate bonds; and 4) below-market fixed coupons, whereby loans are exchanged at par value, but with below-market coupons. These various structures have been used to improve economic stability for a wide range of emerging markets in Latin America, Southeast Asia, the Middle East and Eastern Europe.

Q. What are the overall benefits of the Brady market?

A. There are several. First, for emerging econo-mies, the use of Brady bonds provides debt relief through lower interest rates, longer maturities, and principal reduction. Often, that debt relief gives these nations additional breathing room in the critical early transition to a market economy. Second, the underlying credit of some of the new debt is improved through guarantees of principal repayment, which is very important from the investors' point of view. Finally, the process helps to broaden the investor base for the bonds and thereby improve their liquidity. As a measure of that liquidity, trading in Brady bonds will far exceed $1 trillion in 1996.



[GRAPHIC PIE CHART OMITTED: Strategic Allocation:*]

High-Yield        16.4%

Foreign
Investment Grade  39.3%

U.S. Investment
Grade             44.3%

Footnote reads:
*Based on market valkue as of 10/31/96
Because the Fund is actively managed, country and sector allocations are subject to change.

Q. Why did the Fund benefit from a strong dollar?

A. In fiscal year 1996, the dollar was very strong relative to the Japanese yen. The Fund maintained short positions versus the yen throughout the period, which helped the Fund's performance. Meanwhile, in Europe, the Fund benefited from the relative strength of the dollar against the German mark. Typically, when the mark is weak versus the dollar, the other western European countries benefit. Therefore, our strategy in Europe was to hold bond positions in peripheral European countries, while maintaining short positions in mark-related currencies. That strategy was doubly effective because we not only realized the "carry" - the yield difference between our bond holdings and our short currency positions - but also benefited from a strong outperformance by the European bond markets. Yields fell throughout Europe as countries prepared to meet the strict economic criteria for monetary union.

Q. Looking forward, Mark, what is your outlook for the global markets in the coming year?

A. I'm optimistic about the coming year forseveral reasons. First, the emerging nations are likely to continue their progress toward economic reform. While it's unreasonable to expect a repeat of this year's remarkable returns from the Brady markets, the emerging markets should still present good investment opportunities. Second, some global markets - Germany is a good example - still have relatively steep yield curves, so they may have room for further appreciation in those markets. Finally, - and perhaps most fundamentally - inflation is still in decline around the world. That is certainly a favorable development for global bond investors.

Naturally, past trends do not guarantee future performance. And of course, investing in global markets and high-yield markets may involve currency and political risk. But foreign bonds continue to represent unique vehicles for fixed-income investors. In the coming year, EV Classic Strategic Income Fund will continue to pursue those opportunities.



Comparison of Change in Value of a $10,000 Investment in EV Marathon Strategic Income Fund, the J.P. Morgan Hedged Short-Term Global Index and the Lipper Short World Multi-Market Income Funds average

From November 30, 1990, through October 31, 1996

AVERAGE                 1        Life of           Value of
ANNUAL RETURNS        Year         Fund*     Investment at 10/31
----------------------------------------------------------
Including CDSC       14.1%        12.0%            $13,212

Without CDSC         15.1%        12.0%            $13,212

EV Classic Strategic Income Fund vs. Lipper Short World Multi-Market Income Funds average and J.P. Morgan Hedged Short-Term Global Index

     Date      Fund     Lipper JP Morgan
   5/31/94  $10,000    $10,000   $10,000
   6/30/94   $9,631     $9,928   $10,002
   7/31/94   $9,697     $9,961   $10,073
   8/31/94   $9,859    $10,001   $10,073
   9/30/94   $9,859    $10,032   $10,073
  10/31/94   $9,879    $10,063   $10,112
  11/30/94   $9,980    $10,080   $10,123
  12/31/94   $9,980     $9,809   $10,134
   1/31/95   $9,859     $9,745   $10,258
   2/28/95   $9,838     $9,786   $10,380
   3/31/95   $9,808     $9,766   $10,462
   4/30/95  $10,406     $9,930   $10,562
   5/31/95  $10,923    $10,063   $10,746
   6/30/95  $10,821    $10,089   $10,785
   7/31/95  $10,923    $10,180   $10,863
   8/31/95  $11,166    $10,225   $10,950
   9/30/95  $11,399    $10,324   $11,027
  10/31/95  $11,480    $10,391   $11,121
  11/30/95  $11,632    $10,461   $11,242
  12/31/95  $11,765    $10,564   $11,338
   1/31/96  $12,039    $10,691   $11,450
   2/28/96  $11,818    $10,638   $11,415
   3/31/96  $11,903    $10,680   $11,435
   4/30/96  $12,160    $10,776   $11,507
   5/31/96  $12,227    $10,830   $11,546
   6/30/96  $12,418    $10,916   $11,608
   7/31/96  $12,429    $11,004   $11,669
   8/31/96  $12,634    $11,092   $11,747
   9/30/96  $13,028    $11,247   $11,874
  10/31/96  $13,212    $11,360   $11,999

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD Lipper Analytical Services, Inc. **Investment operations commenced 11/26/90. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Classic Strategic Income Fund and the unmanaged J.P. Morgan Hedged Short-Term Global Index.

The total return figures

The heavy solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The light solid line represents the performance of the J.P. Morgan Hedged Short-Term Global Index. The Index's return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in the Index itself. The dotted line represents the average performance of Short World Multi-Market Income Funds, as compiled by Lipper Analytical Services, Inc., a mutual fund ranking service, and is included to show how the Fund has performed relative to its universe.



EV Classic Strategic Income Fund
Financial Statements

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
October 31, 1996

Assets:
Investment in Strategic Income Portfolio (Portfolio),
at value (Note 1A)                                                                $   1,681,181
Receivable from the Administrator (Note 4)                                               36,776
Deferred organization expenses (Note 1D)                                                 19,611
                                                                                  -------------
Total assets                                                                      $   1,737,568
Liabilities:
Dividends payable                                                 $       3,441
Accrued organization expense                                             39,263
Accrued expenses                                                          1,601
                                                                  -------------
Total liabilities                                                                        44,305
                                                                                  -------------
Net Assets for 140,099 shares of beneficial
interest outstanding                                                              $   1,693,263
                                                                                  =============
Sources of Net Assets:
Paid-in capital                                                                   $   1,594,400
Accumulated net realized gain on investment transactions
(computed on the basis of identified cost)                                               11,596
Unrealized appreciation of investments from Portfolio
(computed on the basis of identified cost)                                               73,778
Accumulated undistributed net investment income                                          13,489
                                                                                   -------------
Total                                                                              $   1,693,263
                                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share
($1,693,263 (divided by) 140,099 shares of beneficial interest)                           $12.09
                                                                                          ======

The accompanying notes are an integral part of the financial statements





Statement of Operations
For the Year Ended October 31, 1996

Investment Income (Note 1B):
Interest income allocated from Portfolio                                        $      92,313
Expenses allocated from Portfolio                                                      (8,519)
                                                                                -------------
Total investment income                                                         $      83,794
Expenses --
Custodian fees                                               $      2,491
Distribution costs (Note 5)                                         9,441
Transfer and dividend disbursing agent fees                           935
Printing and postage                                               22,294
Legal and accounting services                                      12,937
Registration fees                                                  16,538
Amortization of organization expenses (Note 1D)                     8,886
Miscellaneous                                                       2,944
                                                             ------------
Total expenses                                               $     76,466
Deduct allocation of expenses to the Administrator
(Note 4)                                                          (61,756)
                                                             ------------
Net expenses                                                                            14,710
                                                                                 -------------
Net investment income                                                            $      69,084
                                                                                -------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from Portfolio (identified
cost basis) (including net loss due to foreign currency
rate fluctuations of $8,601) --
Investment transactions                                      $     18,095
Financial futures contracts                                         1,230
Written option transactions                                           258
Foreign currency and forward foreign
currency exchange contracts                                        14,556
                                                             ------------
Net realized gain on investments                                                $      34,139
Change in unrealized appreciation of investments                                       72,758
                                                                                -------------
Net realized and unrealized gain on investments                                 $     106,897
                                                                                -------------
Net increase in net assets from operations                                      $     175,981
                                                                                =============

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                              Year Ended October 31,
                                                      ------------------------------------
                                                           1996                    1995
                                                      -------------          -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                 $      69,084          $       1,031
Net realized gain (loss) on investments                      34,139                   (441)
Change in unrealized appreciation of investments             72,758                  1,001
                                                      -------------          -------------
Net increase in net assets from operations            $     175,981          $       1,591
                                                      -------------          -------------
Distributions to shareholders (Note 2) --
From net investment income                            $     (69,084)         $          --
In excess of net investment income                           (9,026)                    --
                                                      -------------          -------------
Total distributions                                   $     (78,110)         $          --
                                                      -------------          -------------
Transactions in shares of capital stock (Note 3) --
Proceeds from sale of shares                          $   1,623,722          $          --
Net asset value of shares issued to shareholders
in payment of distributions declared                         65,510                     --
Cost of shares redeemed                                    (105,245)                   (62)
                                                      -------------          -------------
Increase (decrease) in net assets
from Fund share transactions                          $   1,583,987          $         (62)
                                                      -------------          -------------
Net increase in net assets                            $   1,681,858          $       1,529
Net Assets:
At beginning of year                                         11,405                  9,876
                                                      -------------          -------------
At end of year (including accumulated
undistributed net investment income of $13,489
and $590, respectively)                               $   1,693,263          $      11,405
                                                      =============          =============

The accompanying notes are an integral part of the financial statements





Financial Highlights
                                                                         Year Ended October 31,
                                                         --------------------------------------------------
                                                               1996              1995++           1994*++
                                                         --------------      ------------      ------------
Net asset value -- Beginning of year                        $ 11.330           $  9.750          $ 10.000
                                                            --------           --------          --------
Income from operations:
Net investment income **                                    $  0.804           $  1.021          $  0.348
Net realized and unrealized gain
(loss) on investments                                          0.865              0.559            (0.495)
                                                            --------           --------          --------
Total income (loss) from operations                         $  1.669           $  1.580          $ (0.147)
                                                            --------           --------          --------
Less distributions:
From net investment income                                  $ (0.804)          $     --          $ (0.103)
In excess of net investment income                            (0.105)                --                --
                                                            --------           --------          --------
Total distributions                                         $ (0.909)          $     --          $ (0.103)
                                                            --------           --------          --------
Net asset value -- End of year                              $ 12.090           $ 11.330          $  9.750
                                                            ========           ========          ========
Total Return (2)                                               15.09%             16.21%            (1.41%)

Ratios/Supplemental Data **
Ratio of net expenses to average net assets (1)                2.38%               0.90%             0.76%+
Ratio of net investment income to average net assets           7.08%               9.84%             7.74%+
Net assets, end of period (000's omitted)                  $  1,693            $     11          $     10

** The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share                      $  0.085           $(13.000)         $ (6.900)
                                                            ========           ========          ========
Ratios (As a percentage of average net assets):
Expenses (1)                                                    8.71%            131.85%           160.83%+
Net investment income (loss)                                    0.75%           (121.12%)         (152.33%)+

  +  Computed on an annualized basis

 ++  Per share amounts have been computed using average share outstanding during the period.

  *  For the period from the start of business, May 25, 1994, to October 31, 1994.

 (1) Includes the Fund's share of Strategic Income Portfolio's allocated expenses.

 (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

The accompanying notes are an integral part of the financial statements




NOTES TO FINANCIAL STATEMENTS

(1) Significant Accounting Policies

EV Classic Strategic Income Fund (the Fund), is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Strategic Income Portfolio (the Portfolio), a New York Trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.3% at October 31, 1996.) The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial
Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly no provision for Federal income or excise tax is necessary.

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which is determined based on the average cash balance the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.



(2) Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions, if any, are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended October 31, 1996, reclassifications were made among the Fund's capital accounts primarily due to differences in book and tax accounting for investments in forward contracts and foreign denominated investments. Net investment income, net realized gains and net assets were not affected by this reclassification.

(3) Capital Stock

At October 31, 1996 there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:

                                    Year Ended October 31,
                                ----------------------------
                                   1996               1995
                                -----------       ----------
Sales                               142,327               --
Issued to shareholders
electing to receive
payments of
distributions in
capital stock                         5,582               --
Redemptions                          (8,817)              (6)
                               ------------       ----------
Net increase (decrease)             139,092               (6)
                               ============       ==========

(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but currently receives no compensation for these services. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $61,756, of expenses related to the operation of the Fund were allocated to EVM. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee earned by BMR.



(5) Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan, which is approved annually, requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $7,225, to EVD for the year ended October 31, 1996. At October 31, 1996, the amount of Uncovered Distributions Charges of EVD calculated under the Plan was approximately $90,000.

In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1996, in the amount of $2,216. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers.

On sales of shares made on January 30, 1995 and thereafter, EVD pays to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Fund are officers or directors of EVD.



(6) Contingent Deferred Sales Charge

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividend or capital gain distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended October 31, 1996, no CDSC was received by EVD from shareholders.

(7) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 1996 aggregated $1,639,512 and $160,174, respectively.



Report of Independent Accountants

To the Board of Trustees of Eaton Vance Mutual Funds Trust and
Shareholders of EV Classic Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from May 25, 1994 (start of business) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from May 25, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

                                      COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 2, 1996



Strategic Income Portfolio
Portfolio of Investments
October 31, 1996


                                                               Principal            U.S. $ Value
------------------------------------------------------------------------------------------------
Bonds & Notes -- 90.8%
------------------------------------------------------------------------------------------------
ARGENTINA, 4.2%                                             U.S. Dollars
Argentina Discount Bond (Brady), 6.4375%, 3/31/23
(identified cost $5,119,445)                                   7,700,000         $     5,563,250
                                                                                 ---------------

AUSTRALIA, 0.6%                                       Australian Dollars
State Electricity - Victoria, 9.25%, 9/18/03
(identified cost $733,564)                                     1,000,000         $       851,231
                                                                                 ---------------

BRAZIL, 7.3%                                                U.S. Dollars
Brazil Discount Bond (Brady), 6.5%, 4/15/24
(identified cost $7,844,804)                                  13,200,000         $     9,718,500
                                                                                 ---------------

COLOMBIA, 2.7%                                              U.S. Dollars
FEN, 9.375%, 6/15/06
(identified cost $3,552,500)                                   3,500,000         $    3,609,375
                                                                                 ---------------

CZECH REPUBLIC, 4.6%                                       Czech Korunas
CEZ (Czech Electric Company), 14.375%, 1/27/01
(identified cost $6,022,084)                                 159,710,000         $     6,137,439
                                                                                 ---------------

DENMARK, 1.4%                                               Danish Krone
Denmark Government, 8%, 3/15/06
(identified cost $1,869,421)                                  10,000,000         $     1,849,713
                                                                                 ---------------

ECUADOR 1.4%                                                U.S. Dollars
Ecuador Discount Bond (Brady), 6.50%, 2/28/25
(identified cost $1,625,211)                                   2,900,000         $     1,901,313
                                                                                 ---------------

IRELAND, 10.3%                                               Irish Pound
Irish Government, 8%, 8/18/06                                  3,000,000         $     5,243,751
Irish Government, 9.25%, 7/11/03                               4,500,000               8,411,749
                                                                                 ---------------
Total Ireland (identified cost $12,681,571)                                      $    13,655,500
                                                                                 ---------------

NEW ZEALAND, 4.2%                                    New Zealand Dollars
New Zealand Government, 6.5%, 2/15/00                          4,000,000         $     2,769,047
New Zealand Government, 8%, 11/15/06                           3,800,000               2,819,933
                                                                                 ---------------
Total New Zealand (identified cost $5,317,623)                                   $     5,588,980
                                                                                 ---------------

NORWAY, 5.3%                                            Norwegian Krones
Norway Government, 6.75%, 1/15/07                             20,000,000         $     3,121,289
Norway Government, 7.0%, 5/31/01                              24,000,000               3,914,686
                                                                                 ---------------
Total Norway (identified cost $6,814,190)                                        $     7,035,975
                                                                                 ---------------

POLAND, 6.4%                                                Polish Zloty
Polish Government T-Bill, 0%, 11/6/96                          4,640,000         $     1,645,932
Polish Government T-Bill, 0%, 12/18/96                         3,670,000               1,274,691
Polish Government T-Bill, 0%, 1/1/97                           5,860,000               2,021,571
Polish Government T-Bill, 0%, 1/29/97                         10,420,000               3,545,081
                                                                                 ---------------
Total Poland (identified cost $8,560,401)                                        $     8,487,275
                                                                                 ---------------

UNITED STATES, 42.2%                                        U.S. Dollars
Corporate Bonds & Notes, 5.4%
Agricultural Minerals & Chemicals,
Sr. Notes, 10.75%, 9/30/03                                     1,000,000         $     1,065,000
Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                    1,000,000               1,045,000
Dayton Hudson Medium Term Note, 9.5%, 6/10/15                    665,000                 767,769
Dayton Hudson Medium Term Note, 9.52%, 6/10/15                   350,000                 404,583
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                   500,000                 540,000
TRW Inc., Medium Term Note, 9.35%, 6/4/20                      1,900,000               2,288,417
United International Holdings Inc.,
Sr. Sec. Disc. Notes, 0%, 11/15/99                             1,500,000               1,035,000
                                                                                 ---------------
Total United States Corporate Bonds & Notes
(identified cost $6,740,638)                                                     $     7,145,769
                                                                                 ---------------

Mortgage Pass-Throughs, 34.9%                               U.S. Dollars
Federal Home Loan Mortgage Corp.
Participation Certificates:
4.75%, with various maturities to 2003                            40,582         $        39,776
5.5%, with maturity at 2019                                       22,409                  22,429
8%, with various maturities to 2021                            4,438,216               4,591,223
8.5%, with various maturities to 2024                          5,428,489               5,711,766
9%, with maturity at 2019                                        996,142               1,061,484
12.5%, with maturity at 2011                                     126,267                 143,651
12.75%, with maturity at 2013                                    201,306                 229,027
13%, with maturity at 2013                                       146,828                 171,027
13.5%, with maturity at 2019                                     552,700                 649,918
                                                                                 ---------------
                                                                                 $    12,620,301
                                                                                 ---------------

Federal National Mortgage Association
Mortgage-Backed Securities:
4.75%, with maturity at 1999                                      65,853         $        65,200
5%, with maturity at 2003                                        156,521                 153,070
5.5%, with various maturities to 2012                            133,861                 133,327
7.5%, with maturity at 2002                                      939,228                 958,609
8%, with various maturities to 2013                            4,029,758               4,177,277
8.5%, with various maturities to 2026                          3,637,468               3,823,635
9%, with various maturities to 2017                            8,292,458               8,814,032
12.75%, with maturity at 2014                                    197,178                 230,626
13%, with various maturities to 2015                           1,408,664               1,643,333
13.25%, with maturity at 2014                                    303,799                 360,103
13.5%, with various maturities to 2015                         1,235,267               1,438,421
14.75%, with various maturities to 2012                        2,942,240               3,555,441
                                                                                 ---------------
                                                                                 $    25,353,074
                                                                                 ---------------

Government National Mortgage Association:                   U.S. Dollars
6.5%, with various maturities to 2007                          1,292,604         $     1,298,318
8%, with maturity at 2017                                      4,781,543               4,978,231
9%, with maturity at 2016                                      1,240,467               1,323,852
13.5%, with various maturities to 2014                           562,280                 673,444
                                                                                 ---------------
                                                                                 $     8,273,845
                                                                                 ---------------
Total Mortgage Pass-Throughs (identified cost, $45,801,731)                      $    46,247,220
                                                                                 ---------------
U.S. Treasury Bond, 11.75%, 2/15/01+                        U.S. Dollars
(identified cost, $2,603,438)                                  2,000,000         $     2,422,180
                                                                                 ---------------
Total United States (identified cost, $55,145,807)                               $    55,815,169
                                                                                 ---------------
Total Bonds & Notes (identified cost, $115,286,631)                              $   120,213,720
                                                                                 ---------------
------------------------------------------------------------------------------------------------
Short-Term Obligations -- 3.8%
------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit                 U.S. Dollars
Cayman Islands, 5.50%, 11/1/96
(at amortized cost)                                            5,000,000         $     5,000,000
                                                                                 ---------------

Total Investments (identified cost, $120,286,631)                                $   125,213,720

Other Assets, less Liabilities, 5.4%                                                   7,193,079
                                                                                 ---------------

Net Assets, 100%                                                                 $   132,406,799
                                                                                 ===============

+Security pledged as collateral on financial futures contracts.

The accompanying notes are an integral part of the financial statements




Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investments, at value (Note 1A) (identified
cost, $120,286,631)                                                     $ 125,213,720
Cash                                                                              659
Foreign currency, at value (identified cost, $7,952)                            7,744
Receivable for investments sold                                             1,896,365
Interest receivable                                                         2,359,131
Deferred organization expenses (Note 1J)                                       10,963
Receivable for foreign
forward currency exchange contracts                                         2,971,260
                                                                        -------------
Total assets                                                            $ 132,459,842
Liabilities:
Payable for daily variation margin on open
financial futures contracts (Note 1E)                  $      29,359
Payable to affiliate --
Trustees' fees                                                   681
Accrued expenses                                              23,003
                                                       -------------
Total liabilities                                                              53,043
                                                                        -------------
Net Assets applicable to investors'
interest in Portfolio                                                   $ 132,406,799
                                                                        =============
Sources of Net Assets:
Net proceeds from capital contributions
and withdrawals                                                         $ 124,488,477
Unrealized appreciation of investments, futures,
options and foreign currency (computed on the
basis of identified cost)                                                   7,918,322
                                                                        -------------
Total                                                                   $ 132,406,799
                                                                        =============





Statement of Operations
For the Year Ended October 31, 1996

Investment Income:
Interest Income --                                                       $  13,181,562
Expenses --
Investment adviser fee (Note 2)                       $     744,744
Administration fee (Note 2)                                 208,657
Compensation of  Trustees not members of the
Investment Adviser's organization (Note 2)                    8,663
Custodian fees                                              138,046
Legal and accounting services                                87,414
Amortization of organization expenses (Note 1J)               4,721
Miscellaneous                                                 7,025
                                                      -------------
Total expenses                                                               1,199,270
                                                                         -------------
Net investment income                                                    $  11,982,292
                                                                         -------------
Realized and Unrealized Gain (Loss) on Investments,
Futures, Options and Foreign Currency:
Net realized gain (loss) (identified cost basis)
(including net loss due to foreign currency rate
fluctuations of $775,003) --
Investment transactions                               $   9,066,256
Financial futures contracts                                (115,205)
Written options                                              23,385
Foreign currency and forward foreign
currency exchange contracts                                 598,763
                                                      -------------
Net realized gain on investments,
futures, options and foreign currency                                    $   9,573,199
Change in unrealized appreciation (depreciation) --
Investments                                           $  (2,027,026)
Financial futures contracts                                 426,241
Foreign currency and forward foreign
currency exchange contracts                               5,421,373
                                                      -------------
Net change in unrealized appreciation
of investments, futures, options and
foreign currency                                                         $   3,820,588
                                                                         -------------
Net realized and unrealized gain on investments,
futures, options and foreign currency                                       13,393,787
                                                                         -------------
Net increase in net assets resulting from operations                     $  25,376,079
                                                                         =============

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                     Year Ended October 31,
                                                             ---------------------------------
                                                                  1996                1995
                                                             -------------       -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                        $  11,982,292       $  16,533,049
Net realized gain (loss) on investments, futures,
options and foreign currency                                     9,573,199         (11,886,837)
Change in unrealized appreciation
of investments, futures, options and foreign currency            3,820,588          15,637,070
                                                             -------------       -------------
Net increase in net assets resulting from operations         $  25,376,079       $  20,283,282
                                                             -------------       -------------
Capital transactions --
Contributions                                                $  10,557,996       $   7,892,611
Withdrawals                                                    (56,110,565)       (112,061,370)
                                                             -------------       -------------
Net decrease in net assets resulting
from capital transactions                                    $ (45,552,569)      $(104,168,759)
                                                             -------------       -------------
Total decrease in net assets                                 $ (20,176,490)      $ (83,885,477)
Net Assets:
At beginning of year                                           152,583,289         236,468,766
                                                             -------------       -------------
At end of year                                               $ 132,406,799       $ 152,583,289
                                                             =============       =============

----------------------------------------------------------------------------------------------
Supplementary Data
                                                               Year Ended October 31,
                                                    ------------------------------------------
                                                       1996            1995            1994*
                                                    ----------      -----------     ----------
Ratios (as a percentage of average net assets):
Expenses                                              0.86%            0.84%          0.82%+
Net investment income                                 8.62%            9.08%          8.41%+
Portfolio Turnover                                      97%              78%            71%

+Computed on an annualized basis.

*For the period from the start of business, March 1, 1994, to October 31, 1994.

The accompanying notes are an integral part of the financial statements




NOTES TO FINANCIAL STATEMENTS

(1) Significant Accounting Policies

Strategic Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. Gains and Losses From Investment Transactions - Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the "Code"), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-
Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. Financial Futures Contracts - Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I. Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. Deferred Organization Expense - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credit which is determined based on the average cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operation expenses on the Statement of Operations.

L. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. Other - Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1996, the fee was equivalent to 0.54% (annualized) of the Portfolio's average net assets for such period and amounted to $744,744. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $208,657 for the year ended October 31, 1996.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers of the Portfolio and Trustees of the Trust are officers and directors/trustees of the above organizations. Trustees of the Portfolio may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1996, no significant amounts have been deferred.

(3) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.

(4) Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1996 were as follows:

Purchases -
Investments (non-U.S. Government)              $ 88,108,189
U.S. Government Securities                       34,398,490
                                               ------------
                                               $122,506,679
                                               ============

Sales -
Investments (non-U.S. Government)              $146,483,894
U.S. Government Securities                        1,284,688
                                               ------------
                                               $147,768,582
                                               ============

(5) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


A summary of obligations under these financial instruments at October 31, 1996 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96             Australian Dollar            4,000,000      $      3,145,400      $      (23,233)
11/5/96-11/29/96     Belgian Franc            1,112,959,031            38,049,468           2,304,779
11/5/96-1/22/97      Swiss Franc                 12,184,273             9,980,904             250,731
11/22/96-12/24/96    Japanese Yen               726,000,000             6,814,064             408,016
12/10/96             New Zealand Dollars            809,921               556,739             (13,202)
                                                                 ----------------      --------------
                                                                 $     58,546,575      $    2,927,091
                                                                 ================      ==============
Purchases
----------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96-11/29/96    Belgian Franc              209,500,272      $      6,812,444      $      (80,640)
1/27/97              Canadian Dollar              3,750,000             2,801,958              10,008
1/31/97              Czech Koruna               169,905,000             6,237,335             (33,434)
11/6/96-12/6/96      Indonesian Rupiah       23,750,000,000            10,049,138              98,232
11/26/96             Indian Rupee                73,260,000             2,000,000              40,555
11/13/96-3/25/97     Philippine Peso            252,505,000             9,500,000              13,497
11/08/96             Thai Baht                   63,700,000             2,500,000              (4,049)
                                                                 ----------------      --------------
                                                                 $     39,900,875      $       44,169
                                                                 ================      ==============

Futures Contracts
                                                                                       Net Unrealized
                                                                                         Appreciation
Expiration Date      Contracts                                        Position          (Depreciation)
---------------      ---------                                       ----------        --------------
12/96                47 U.S. 5 year Treasury Bond Futures              Short           $      (58,345)
12/96                39 U.S. 10 year Treasury Bond Futures             Short                  (43,443)
12/96                28 U.S. 30 year Treasury Bond Futures             Short                 (117,411)
12/96                22 Australian 10 year Bond Futures                 Long                  110,629
12/96                70 Canadian 10 year Bond Futures                   Long                  328,220
12/96                107 French 10 year Bond Futures                   Short                 (420,629)
12/96                97 German 10 year Bond Futures                     Long                  297,127
12/96                4 Japanese 10 year Bond Futures                   Short                 (164,969)
                                                                                       --------------
                                                                                       $      (68,821)
                                                                                       ==============

At October 31, 1996, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.


Written Option Transactions

Transactions in written options for the period ended
October 31, 1996 were as follows:

                                       Number
                                   of Contracts    Premiums
                                  -------------  ------------
Outstanding, beginning of year          --              --
Options written                      3,000         $23,385
Options exercised                       --              --
Options expired                     (3,000)       ($23,385)
                                     -----         -------
Outstanding, end of year                --              --
                                     =====         =======

(6) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                       $ 120,786,543
                                     =============
Gross unrealized appreciation        $   4,520,011
Gross unrealized depreciation               92,834
                                     -------------
Net unrealized appreciation          $   4,427,177
                                     =============



Report of Independent Accountants

To the Trustees and Investors of Strategic
Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended, and supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 2, 1996



This page intentionally left blank.



Investment Management

EV Classic
Strategic Income Fund
---------------------
Officers
M. Dozier Gardner
President, Trustee

James B. Hawkes
Vice President, Trustee

H. Day Brigham, Jr.
Vice President

William H. Ahern, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business
Administration

Norton H. Reamer
President and Director, United Asset Management
Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Strategic
Income Portfolio
----------------
Officers
James B. Hawkes
President, Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business
Administration

Norton H. Reamer
President and Director, United Asset Management
Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Investment Adviser of
Strategic Income Portfolio

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Classic
Strategic Income Fund

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 15374

Boston, MA 02205-1537

Transfer and Dividend Disbursing Agent

First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

C-SGSRC-12/96

EV Classic Strategic
Income Fund
24 Federal Street
Boston, MA 02110

                                 EV MARATHON
                            STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

EV MARATHON STRATEGIC INCOME FUND (THE "FUND") IS A MUTUAL FUND SEEKING A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. THE FUND INVESTS ITS ASSETS IN STRATEGIC INCOME PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE PORTFOLIO'S INVESTMENT ADVISER WILL INVEST IN A VARIETY OF INCOME PRODUCING SECURITIES, INCLUDING THOSE OF BELOW INVESTMENT GRADE QUALITY. THE VALUE OF FUND SHARES WILL FLUCTUATE BECAUSE OF CHANGES IN CURRENCY EXCHANGE RATES, CREDIT QUALITY AND INTEREST RATES, AND OTHER FACTORS. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated March 3, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund and the Portfolio. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                              PAGE                                                 PAGE

Shareholder and Fund Expenses ................   2  How to Redeem Fund Shares .....................  13
The Fund's Financial Highlights  .............   3  Reports to Shareholders .......................  15
The Fund's Investment Objective ..............   4  The Lifetime Investing Account/Distribution
Investment Policies and Risks ................   4    Options .....................................  15
Organization of the Fund and the Portfolio ...   8  The Eaton Vance Exchange Privilege ............  16
Management of the Fund and the Portfolio .....   9  Eaton Vance Shareholder Services ..............  17
Distribution Plan ............................  10  Distributions and Taxes .......................  17
Valuing Fund Shares ..........................  12  Performance Information .......................  18
How to Buy Fund Shares .......................  12  Appendix ......................................  19

--------------------------------------------------------------------------------
                        PROSPECTUS DATED MARCH 3, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

    SHAREHOLDER TRANSACTION EXPENSES
    ----------------------------------------------------------------------------
    Sales Charges Imposed on Purchases of Shares                           None
    Sales Charges Imposed on Reinvested Distributions                      None
    Fees to Exchange Shares                                                None
    Range of Declining Contingent Deferred Sales Charges
      Imposed on Redemptions During the First Five Years
      (as a percentage of redemption proceeds exclusive of
      all reinvestments and capital appreciation in the account)       3.00%-0%

    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
     (as a percentage of average daily net assets)
    ----------------------------------------------------------------------------
    Investment Adviser Fee                                                0.54%
    Rule 12b-1 Distribution (and Service) Fees                            0.92%
    Other Expenses (including the Portfolio's administration
      fee of 0.15%)                                                       0.71%
                                                                          ====
      Total Operating Expenses                                            2.17%
                                                                          ====

    EXAMPLE                                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                    ------       -------       -------       --------
    An investor would pay the following contingent deferred
    sales charge and expenses on a $1,000 investment, assuming
    (a) 5% annual return and (b) redemption at the end of each
    period:                                                          $52           $88           $116          $250

    An investor would pay the following expenses on the same
    investment, assuming (a) 5% annual return and (b) no
    redemptions:                                                     $22           $68           $116          $250

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio, see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than four years prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege".

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.

The Fund invests in the Portfolio and, at times, in another registered investment company. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.

------------------------------------------------------------------------------

                                                                   YEAR ENDED OCTOBER 31,
                                   -----------------------------------------------------------------------------------
                                       1996           1995        1994++++        1993           1992          1991++
                                   ---------      ---------       --------      ---------      ---------      --------

NET ASSET VALUE, beginning of
  year                              $  8.500       $  8.290       $  9.410       $  9.120       $  9.920      $  10.000
                                    --------       --------       --------       --------       --------       --------
INCOME FROM OPERATIONS:
 Net investment income              $  0.655       $  0.726       $  0.645       $  0.239       $  0.816      $   0.786
  Net realized and unrealized
    gain (loss) on investments         0.858          0.167         (1.135)         0.683         (0.943)        (0.022)+++
                                    --------       --------       --------       --------       --------       --------
    Total income (loss) from
      operations                    $  1.513       $  0.893      $  (0.490)      $  0.922      $  (0.127)      $  0.764
                                    --------       --------      ---------       --------      ---------       --------

LESS DISTRIBUTIONS:
  From net investment income        $ (0.655)      $ (0.361)     $  (0.343)      $ (0.632)     $  (0.673)      $ (0.786)
  In excess of net investment
    income(2)                         (0.048)          --             --             --             --             --
  From tax return of capital            --           (0.322)        (0.290)          --             --             --
  From paid-in capital                  --             --             --             --             --           (0.058)
                                    --------       --------       --------       --------      ---------       --------
    Total distributions             $ (0.703)      $ (0.683)      $ (0.633)      $ (0.632)     $  (0.673)      $ (0.844)
                                    --------       --------       --------       --------      ---------       --------
NET ASSET VALUE -- end of year      $  9.310       $  8.500       $  8.290       $  9.410      $   9.120       $  9.920
                                    ========       ========       ========       ========      =========       ========
TOTAL RETURN(1)                       18.48%         11.34%         (5.33%)        10.51%         (1.45%)         7.97%

RATIOS/SUPPLEMENTAL DATA
  (to average daily net assets):
  Expenses*                            2.17%          2.18%          2.00%          1.99%          1.95%          2.11%+
  Net investment income                7.38%          7.85%          7.24%          7.53%          8.20%          8.24%+
PORTFOLIO TURNOVER**                    --             --              55%            55%            56%            20%
NET ASSETS AT END OF PERIOD
(000's omitted)                     $129,671       $150,767       $233,139       $381,227       $533,253       $589,182


   *Includes the Fund's share of the Portfolio's allocated expenses for the years ended October 31, 1996 and 1995, and for the period from March 31, 1994 to October 31, 1994.

  **Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements, which are included in the
    Fund's annual report to shareholders.
   +Computed on an annualized basis.
  ++For the period from the start of business, November 26, 1990, to October 31, 1991.
 +++The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per-share realized and unrealized gains and losses at such time.
++++Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.
 (1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is calculated on a non-annualized basis.

 (2)The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement
    Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF INCOME AND TOTAL RETURN BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES. The Investment Adviser will allocate investments among different countries, currencies and credits, including those of below investment grade quality, based on the perception of the most favorable markets and issuers, the relative yield and appreciation potential of a particular country's securities and the relationship of a country's currency to the U.S. dollar. Changes in exchange rates for the foreign currencies in which the investments and forward contracts are denominated may adversely affect the value of Fund shares. The Fund's investment objective may be changed by the Trustees of the Trust without shareholder approval.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND CURRENTLY SEEKS ITS OBJECTIVE BY INVESTING IN STRATEGIC INCOME PORTFOLIO ( THE "PORTFOLIO"), WHICH IS ITSELF AN OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. The Portfolio, in turn, invests primarily in a portfolio of high grade debt securities of issuers located anywhere in the world.

The Investment Adviser adjusts the Portfolio's investments and engages in active management techniques to take advantage of differences in interest rates and currency exchange rates in markets around the world, and other differences among countries and markets. By allocating the Portfolio's assets actively among issuers in different countries, and among securities denominated in different currencies, the Investment Adviser attempts to achieve a higher level of current income than might be available from a portfolio invested only in the securities of one country or denominated in one currency. This strategy requires the Investment Adviser to identify countries and currencies where the Portfolio's investments will outperform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the Investment Adviser's predictions may be untimely or incorrect. The Investment Adviser also seeks to identify markets and securities which appear to be undervalued and make investments to profit from increases in value.

The Portfolio will invest primarily in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities, rated at least A by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Duff & Phelps Inc., of foreign governmental and private issuers. They may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services (or by Fitch Investors Service, Inc.), and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks having total assets of more than $500 million and determined by the Investment Adviser to be of comparable credit quality to short-term securities with those ratings. An unrated security will be considered to be a high grade security if the Investment Adviser determines that it is of comparable quality to any of the securities described above. In making such determinations, the Adviser will consider any rating of the issuer of unrated securities.

The Portfolio may invest the remainder of its assets in lower-rated debt securities, although less than 35% of the Portfolio's assets will be invested in securities rated below BBB-/Baa3 (commonly referred to as "junk bonds"). Lower-rated securities generally offer higher current yields and appreciation potential than do higher-rated securities, but are subject to greater risks. Securities in the lower categories are considered to be of poor standing and predominantly speculative; securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The values of lower-rated fixed income securities generally fluctuate more than those of higher-rated fixed-income securities.

In lieu of having the Portfolio invest in lower-rated debt securities, the Fund may invest up to 35% of its assets in High Income Portfolio ("HI Portfolio"), a separate registered investment company advised by the Investment Adviser. The investment objective of HI Portfolio is to provide a high level of current income and it may invest in the same types of debt securities (with the same risks) as the Portfolio. HI Portfolio normally invests at least 65% of its assets in debt securities of the lowest investment grade, lower-rated obligations and unrated obligations; at least 80% of its net assets in fixed-income securities, including convertible securities; and up to 20% of its net assets in common stocks and other equity securities when consistent with its objective or acquired as part of a unit combining fixed-income and equity securities. The Fund will not invest in the HI Portfolio when such Portfolio is not so invested. Foreign investments of HI Portfolio may not exceed 25% of total assets. HI Portfolio may purchase and sell derivative instruments similar to those described in this Prospectus, except for swaps. At January 31, 1997, HI Portfolio had 97.6% of its assets invested in high yield, high risk bonds, and held no obligations in default. For more detailed information about the risks associated with investing in lower-rated securities, see "Additional Risk and Investment Information" below.

The income producing securities in which the Portfolio invests may have fixed, variable or floating interest rates, constitute a broad mix of asset classes, and may include convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates, conditional sales contracts and debt obligations collateralized by, or representing interests in pools of, mortgages and other types of loans ("asset-backed obligations"). The Portfolio may invest a portion of its assets in fixed and floating rate loans and loan interests. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar. Nevertheless, through "Active Management Strategies" discussed below, the entire Fund may be exposed to foreign currency risks. For temporary defensive purposes, such as during abnormal market or economic conditions, the Portfolio may hold all or any portion of its assets in securities of issuers located in the United States and in cash or money market instruments. It is impossible to predict when, or for how long, the Portfolio will engage in such strategies.

THE MARKET VALUE OF THE PORTFOLIO'S (AND HI PORTFOLIO'S) INVESTMENTS WILL CHANGE IN RESPONSE TO CHANGES IN CURRENCY EXCHANGE AND INTEREST RATES, CREDIT QUALITY CHANGES OF ISSUERS AND OTHER FACTORS. Changes in the values of portfolio securities will not affect interest income derived from those securities, but will affect the Fund's net asset value. See "Additional Risk and Investment Information" below.

ACTIVE MANAGEMENT TECHNIQUES

CURRENCY AND OTHER DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; forward foreign currency exchange contracts; and interest rate and currency swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio will only enter into equity swaps and over-the-counter options contracts with counterparties whose credit quality or claims paying ability are considered to be investment grade by the Investment Adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which generally will include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another. In addition, the Portfolio may purchase forward contracts for non-hedging purposes when the Investment Adviser anticipates that the foreign currency will appreciate in value.

SECURITIES LOANS, REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may lend its portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the lender is delayed or prevented from recovering the collateral. The Portfolio may also purchase or sell securities for future delivery by means of "forward commitments."

The Portfolio may also enter into "reverse" repurchase agreements which generally involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The Portfolio can invest the cash it receives or use it to meet redemption requests. Reverse repurchase agreements and forward commitments to purchase securities may increase the overall investment exposure of the Portfolio and involve investment leverage. Use of investment leverage may increase the amount of any losses incurred by the Portfolio in the case of adverse changes in market conditions or the failure of the issuer of a security or financial instrument to meet its obligations. The Portfolio may also enter into reverse repurchase agreements as a hedge against a possible decline in the value of the foreign currency in which a debt security is denominated by converting the foreign currency cash proceeds from the sale of the debt security into U.S. dollars.

ADDITIONAL RISK AND INVESTMENT INFORMATION

INVESTMENTS IN FOREIGN SECURITIES. Because foreign securities involve foreign currencies, the values of the assets of the Portfolio (and HI Portfolio) and their net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets", and other issuers located in such countries. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the Investment Adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the values of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries, including remedies available in bankruptcy proceedings, may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

INVESTING IN LOWER-RATED SECURITIES. Lower quality debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower-rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates. The Portfolio (and HI Portfolio) may invest a substantial portion of their assets in lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. The Portfolio (and HI Portfolio) may also invest in debt securities not paying current income in anticipation of possible future income or capital appreciation. The issuer of such securities may be in bankruptcy or undergoing a debt restructuring or reorganization. Defaulted securities may be retained. In the case of a defaulted security, the Portfolio (or HI Portfolio) may incur additional expense seeking recovery of its investment. In the event the rating of a security held by the Portfolio (or HI Portfolio) is downgraded, causing the Fund to have indirectly 35% or more of its total assets in securities rated below investment grade, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such securities of the Portfolio (or reduce the Fund's investment in HI Portfolio) as it deems necessary in order to comply with this limitation. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended October 31, 1996. For a description of securities ratings, see the Statement of Additional Information.

INTEREST RATE RISK. The value of Fund shares will reflect the value of the Fund's interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities), and any interest in HI Portfolio and will change in response to interest rate fluctuations. When interest rates decline, the value of debt securities held by the Portfolios can be expected to rise. Conversely, when interest rates rise, the value of debt securities held by the Portfolios can be expected to decline.

OTHER PRACTICES. The Portfolio may at times invest in so-called "zero-coupon" bonds (deferred interest bonds) and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and interest is paid only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Because these instruments allow an issuer to avoid the need to generate cash to meet current interest payments, they may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and the Fund is required to distribute its share of such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments to obtain cash in order to enable the Fund to satisfy its distribution requirements.

The Portfolio may hold up to 15% of net assets in illiquid securities, including securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Rule 144A securities may increase illiquidity if qualified institutional buyers become uninterested in purchasing such securities.

The Portfolio may also temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. government securities. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio is more susceptible to any single adverse or political occurence or development affecting issuers in which the Portfolio invests. HI Portfolio is diversified.

INVESTMENT RESTRICTIONS. The Fund, the Portfolio (and HI Portfolio) have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote or an investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and a Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the affected Portfolio without obtaining the approval of the Fund's shareholders or the investors of the Portfolio, as the case may be.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUTUAL FUNDS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 7, 1984, AS AMENDED. THE TRUST IS A MUTUAL FUND - AN OPEN- END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO (AND HI PORTFOLIO) ARE ORGANIZED AS TRUSTS UNDER THE LAWS OF THE STATE OF NEW YORK AND INTEND TO BE TREATED AS PARTNERSHIPS FOR FEDERAL TAX PURPOSES. Each Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolios.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolios, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, affords the potential for economies of scale for the Fund, (at least when the assets of a Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, each Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from a Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from either or both Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from both Portfolios, or the Board of Trustees of the Trust determines that the investment objective of the Portfolios are no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from a Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. BMR's expertise in the management of fixed-income securities ranges from government obligations, high-grade corporate and municipal securities, foreign debt and bank loan interests to higher yielding instruments. BMR's fixed-income division is armed with the research and technical ability to gain immediate access to interest rate data around the world.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                       DAILY
                                                     ANNUAL            INCOME
    CATEGORY  DAILY NET ASSETS                       ASSET RATE        RATE
    ----------------------------------------------------------------------------
    1         up to $500 million                     0.275%            2.75%
    2         $500 million but less than $1 billion  0.250%            2.50%
    3         $1 billion but less than $1.5 billion  0.225%            2.25%
    4         $1.5 billion but less than $2 billion  0.200%            2.00%
    5         $2 billion but less than $3 billion    0.175%            1.75%
    6         $3 billion and over                    0.150%            1.50%

Total daily gross income is the total gross investment income, exclusive of capital gains and losses on investments and before deduction of expenses, earned each day by the Portfolio.

As of October 31, 1996, the Portfolio had net assets of $132,406,799. For the fiscal year ended October 31, 1996, the Portfolio paid BMR advisory fees equivalent to 0.54% of the Portfolio's average daily net assets for such year.

HI Portfolio also engages BMR to act as its investment adviser pursuant to a fee schedule similar to but slightly higher than the above. For the fiscal year ending March 31, 1997, BMR will pay estimated advisory fees equivalent to 0.62% of HI Portfolio's average daily net assets. The portion of the Fund's assets invested in the HI Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Strategic Income Portfolio's advisory or administration fee, or a Fund advisory fee.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Mark S. Venezia has acted as the portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since 1992. Hooker Talcott, Jr. has acted as portfolio manager of the HI Portfolio since it commenced operations. Mr. Talcott has been a Vice President of Eaton Vance since 1987 and of BMR since 1992. Michael Weilheimer has been a Vice President of Eaton Vance since 1992 and co-portfolio manager since January 1, 1997.

The Portfolio (and HI Portfolio) believes that most of the obligations which it will acquire will normally be traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolios and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolios) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Portfolio also engages BMR as its administrator under an administration agreement. Under the administration agreement, BMR is responsible for reviewing and supervising the provision of custody services to the Portfolio and making related reports and recommendations to the Board of Trustees of the Portfolio; for providing certain valuation, legal, accounting and tax services in connection with investments with foreign issuers or guarantors, investments denominated in foreign currencies and transactions in derivative instruments; and for such other special services as the Board may direct. BMR also furnishes the office facilities and personnel necessary for providing these services. As compensation for these services, BMR receives a monthly administration fee at an annual rate of .15% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1996, the Portfolio paid BMR administration fees equivalent to .15% of the Portfolio's average daily net assets for such year.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolios. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement and the administration agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 4.5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 3.5% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended October 31, 1996, the Fund paid or accrued sales commissions under the Plan equivalent to .75% of the Fund's average daily net assets. As at October 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under the Plan amounted to approximately, $18,063,000 (which amount was equivalent to 13.9% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended October 31, 1996, the Fund paid or accrued service fees equivalent to .17% of the Fund's average daily net assets.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio (and at times in HI Portfolio as well), the Fund's net asset value will reflect the value of its interest in the Portfolios (which, in turn, reflects the underlying value of the Portfolios' assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Most debt securities are valued on the basis of market valuations furnished by pricing services. For further information regarding the valuation of a Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon Strategic Income Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon Strategic Income Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemptions would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC"). This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than four years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan", the CDSC will be paid to the Principal Underwriter or the Fund. Any CDSC which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                YEAR OF REDEMPTION
                AFTER PURCHASE                               CDSC
                ----------------------------------------------------
                First                                        3.0%
                Second                                       2.5%
                Third                                        2.0%
                Fourth                                       1.0%
                Fifth and following                          0.0%

In calculating the CDSC upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No CDSC will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services") or (2) as part of a required distribution from a tax-sheltered retirement plan. The charge will also be waived on redemptions of shares purchased on or after January 27, 1995 following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). In addition, shares acquired as a result of a merger or liquidation of another Eaton Vance sponsored fund will have a CDSC imposed at the same rate as would have been imposed in the prior fund.

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CDSC. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CDSC. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CDSC WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 2.5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $25.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (Please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity Fund) or Eaton Vance Money Market Fund which are subject to a CDSC. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, and shares of money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund at the time of exchange. Exchange offers are available only in states where shares of the fund being acquired may legally be sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC or early withdrawal charge schedule applicable to the Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund, see "How to Redeem Fund Shares". The CDSC schedule or early withdrawal charge schedule applicable to the other EV Marathon funds is 5%, 5%, 4%, 3%, 2%, or 1% in the event of a redemption occurring in the first, second, third, fourth, fifth or sixth year, respectively, after the original share purchase.

Shares of the funds listed above may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 A.M. to 4:00 P.M. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Strategic Income Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the Plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY A PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by a Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December. Shareholders of the Fund will receive timely federal income tax information relating to all distributions made by the Fund during the calendar year.

Distributions of the Fund from net investment income, net short-term capital gains and certain net foreign exchange gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify to any significant extent for any dividends-receiving deductions available to corporate shareholders.

Certain distributions, if declared in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Capital gains, if any, realized on sales of investments and on options and futures transactions during the fiscal year, which ends on October 31, will be offset by any capital losses, including any capital loss carryovers, and will be distributed annually, usually in December, in compliance with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Distributions that the Fund designates as from its long-term capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Income (possibly including, in some cases, capital gains) realized by a Portfolio from certain investments may be subject to foreign income or other foreign taxes and the Fund may make an election under Section 853 of the Code that would allow Fund shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made annually only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio assets, at the close of the Fund's taxable year consists of stock or securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of Portfolio assets and as entitled to the income of each Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise tax to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnerships under the Code, the Portfolios also do not pay federal income or excise tax.

Shareholders should consult their own tax advisers with respect to the local, state, federal and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of the Fund for one year periods ending October 31 and does not take into account any sales charge which investors may bear.

              5 Year Average Annual Total Return -- 6.34%

                    1991(1)                    7.97 %
                    1992                      (1.45)%
                    1993                      10.51 %
                    1994                      (5.33)%
                    1995                      11.34 %
                    1996                      18.48 %
       (1) For the period from the start of business, November 20, 1990 to October 31, 1991.

                                                                      APPENDIX

                           STRATEGIC INCOME PORTFOLIO

                          ASSET COMPOSITION INFORMATION
                     FOR FISCAL YEAR ENDED OCTOBER 31, 1996

                                                           PERCENTAGE OF
                                                            NET ASSETS
                                                           -------------
Debt Securities -- Moody's Rating

    Aaa ............................................          36.7%
    Aa1 ............................................          11.3
    Aa2 ............................................          11.2
    A1 .............................................           7.9
    A3 .............................................           2.7
    B1 .............................................          12.0
    B2 .............................................           0.8
    B3 .............................................           1.6
    Baa3 ...........................................          14.3
    Unrated ........................................           1.5
                                                             -----
    Total ..........................................         100.0%

The chart above indicates the weighted average composition for the fiscal year ended October 31, 1996 with the debt securities rated by Moody's separated into the indicated categories. The weighted averages indicated above were calculated on a dollar weighted basis and were computed as at the end of each month during the period. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years.

For the description of Moody's ratings of debt securities, see Appendix to the Statement of Additional Information.

 [LOGO]
 EATON VANCE
 -----------
Mutual Funds


EV MARATHON
STRATEGIC INCOME
FUND


PROSPECTUS

MARCH 3, 1997





EV MARATHON
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR OF STRATEGIC INCOME PORTFOLIO
INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON STRATEGIC INCOME FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


M-SIP

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION

                                                        March 3, 1997

                      EV MARATHON STRATEGIC INCOME FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon Strategic Income Fund (the "Fund"), the Portfolio, HI Portfolio and certain other series of Eaton Vance Mutual Funds Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS

                                                                          Page
                                    PART I
Additional Information about Investment Policies .................           1
Investment Restrictions ..........................................           5
Trustees and Officers ............................................           6
Investment Adviser and Administrator .............................           8
Custodian ........................................................          12
Service for Withdrawal ...........................................          12
Determination of Net Asset Value .................................          12
Investment Performance ...........................................          13
Taxes ............................................................          15
Portfolio Security Transactions ..................................          17
Other Information ................................................          18
Independent Accountants ..........................................          19
Financial Statements .............................................          20
Appendix .........................................................          21

                                   PART II
Fees and Expenses ................................................         a-1
Principal Underwriter ............................................         a-2
Distribution Plan ................................................         a-2
Performance Information ..........................................         a-4
Control Persons and Principal Holders of Securities ..............         a-4

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 3, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
INCOME PRODUCING SECURITIES
    Included in the income producing securities in which the Portfolio may invest are preferred and preference stocks, convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Securities of real estate investment trusts, such as debentures, are affected by conditions in the real estate industry and interest rates. Securities of natural resource companies are subject to price fluctuation based upon inflationary pressures and demand for natural resources. Stripped debt obligations are comprised of principal only or interest only obligations. The value of closed-end investment company securities, which are generally traded on an exchange, is affected by demand for those securities regardless of the demand for the underlying portfolio assets. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. The issuers of equipment lease certificates tend to be industrial, transportation and leasing companies. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer. The Portfolio has no current intention of investing more than 5% of its total assets in any of these types of securities. HI Portfolio may also invest in all of the foregoing.

    The Portfolio (and HI Portfolio) may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since a Portfolio may retain the bond if interest rates decline. By acquiring these kinds of bonds a Portfolio obtains the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, a Portfolio will not assign any separate value to such right. A Portfolio may also purchase floating or variable rate obligations and warrants when such warrants are part of a unit with other securities.

    The Portfolio's (and HI Portfolio's) investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. Each Portfolio will take such action as it considers appropriate in the event of anticipated financial difficulties default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by each Portfolio as a result of any such event. A Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The Portfolio may invest in obligations of domestic and foreign companies in the group consisting of the banking and the financial services industries. Companies in the banking industry include U.S. and foreign commercial banking institutions (including their parent holding companies). Companies in the financial services industry include finance companies, diversified financial services companies and insurance and insurance holding companies. Companies engaged primarily in the investment banking, securities, investment advisory or investment company business are not deemed to be in the financial services industry for this purpose. The securities held by the Portfolio may be affected by economic or regulatory developments in or related to such industries. Sustained increases in interest rates can adversely affect the availability and cost of funds for an institution's lending activities, and a deterioration in general economic conditions could increase the institution's exposure to credit losses.

    A bank from whom a Portfolio acquires a loan participation interest may be treated as a co-issuer for tax diversification purposes to the extent that the Portfolio does not have direct recourse against the borrower of the underlying loan and is therefore relying on the credit of such bank. For industry concentration purposes, the Investment Adviser will consider all relevant factors in determining the issuer of a loan interest, including: the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and the other relevant agreements (including inter- creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

MORTGAGE ROLLS

    The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

LENDING OF PORTFOLIO SECURITIES

    Each Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, a Portfolio may pay lending fees to such borrowers. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities by the Investment Adviser to be of good standing and when the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. If the Investment Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of a Portfolio's total assets. As of the present time, the Trustees of neither Portfolio have made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.


FOREIGN INVESTMENTS

    Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Portfolio may be required to pay for securities before delivery. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN CURRENCY TRANSACTIONS

    The value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.


    Each Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets. Each Portfolio generally will not enter into a forward contract with a term of greater than one year.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

    Entering into a derivative instrument involves a risk that the applicable market will move against a Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances a Portfolio's exposure to the price volatility of derivative instruments it holds. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to each Portfolio's 15% limit on illiquid investments. A Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which a Portfolio may purchase and sell derivative instruments. Each Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company ("RIC") for federal income tax purposes. See "Taxes".


LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS

    Each Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange if it is determined by the Investment Adviser that trading on such exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges regulated by the CFTC.

    A Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio. The Portfolio does not intend to purchase any options if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

INTEREST RATE AND CURRENCY SWAPS

    Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

REVERSE REPURCHASE AGREEMENTS

    Each Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. A Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. A Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When a Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield. Reverse repurchase agreements will be included within "borrowings" contained in the Fund's investment restriction (2) set forth below.

ASSET COVERAGE REQUIREMENTS


    Transactions involving reverse repurchase agreements, swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, forward contracts or futures contracts, or (2) cash or liquid securities (including equities and debt) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered). Assets used as cover or held in a segregated account maintained by the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PORTFOLIO TURNOVER

    Neither Portfolio can accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to a Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts; or

    (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in an open-end management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio may not: (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (c) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares of securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); and (d) purchase warrants with a value in excess of 5% of net assets, or warrants which are not listed on the New York or American Stock Exchange with a value in excess of 2% of its net assets. The Portfolio has no current intention during the current year of engaging in short sales.


    HI Portfolio has substantially the same fundamental and nonfundamental policies as the Fund and the Portfolio except that HI Portfolio has the following additional fundamental policy: With respect to 75% of total assets of the Portfolio, the Portfolio may not purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or a Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or a Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in debt securities. Moreover, the Fund and each Portfolio must always be in compliance with the borrowing policy set forth above.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act by virtue of their affiliation with BMR, Eaton Vance, EVC, or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

M. DOZIER GARDNER (63), President and Trustee of the Trust*
Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.


JAMES B. HAWKES (55), President of the Portfolio, Vice President of the Trust
  and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff, Professor of Investment Banking, at Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (70), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO
WILLIAM H. AHERN, JR. (37), Vice President of the Trust
Assistant Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Trust on June 19, 1995.


MARK VENEZIA (47), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (54), Vice President of the Trust
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Terry was elected Vice President of the Trust on December 17, 1990.


JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.


JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company, (1991-1993). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

JOHN P. RYNNE (54), Assistant Secretary of the Trust
Corporate Controller and Vice President of EVC. Vice President of Eaton Vance,
  EVD and BMR, and Treasurer of Energex Energy Corporation. Mr. Rynne was elected an officer of the Trust on June 19, 1995.


ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoades and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust and the Portfolio on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.


    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation received by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in Part II.

    The noninterested Trustees of HI Portfolio are the same persons as those of the Portfolio and M. Dozier Gardner and James B. Hawkes are the only interested Trustees. The Committee structure and compensation policies of HI Portfolio are identical to that of the Portfolio.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated March 1, 1994. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, foreign debt, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, municipal bonds and tax-free U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980's. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.


    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As of October 31, 1996, the Portfolio had net assets of $132,406,799. For the fiscal years ended 1996 and 1995 and for the period from the start of business March 1, 1994 to October 31, 1994, the Portfolio paid BMR advisory fees of $744,744, $992,620 and $1,004,670, respectively, (equivalent to 0.54%, 0.55% and 0.49%, respectively, (annualized) of the Portfolio's average daily net assets for each such period).

    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    The investment advisory agreement of HI Portfolio with BMR is substantially the same as that of the Portfolio. With respect to assets of the Fund invested in HI Portfolio, BMR's monthly fee is equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       ANNUAL        DAILY
    CATEGORY    DAILY NET ASSETS                       ASSET RATE    INCOME RATE
    ----------------------------------------------------------------------------
    1           up to $500 million                     0.300%        3.00%
    2           $500 million but less than $1 billion  0.275%        2.75%
    3           $1 billion but less than $1.5 billion  0.250%        2.50%
    4           $1.5 billion but less than $2 billion  0.225%        2.25%
    5           $2 billion but less than $3 billion    0.200%        2.00%
    6           $3 billion and over                    0.175%        1.75%


For the fiscal year ending March 31, 1997, HI Portfolio advisory fees are estimated to be 0.62% of average daily net assets. For the fiscal years ended March 31, 1996, 1995 and 1994, HI Portfolio advisory fees equaled .63%, .63% and
 .64%, respectively of average daily net assets.

    The Portfolio has also engaged BMR to act as its Administrator under an Administration Agreement. The Administration Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons of the Portfolio or of the Administrator. Under the Administration Agreement, BMR is obligated to (a) review and supervise the provision of all domestic and foreign custodial services to the Portfolio, and to make such reports and recommendations to the Board of Trustees of the Portfolio concerning the provision of such services as the Board deems appropriate; (b) provide to the Portfolio certain valuation, legal, accounting and tax assistance and services in connection with the Portfolio's (i) investments in (a) securities, obligations and commercial paper that are denominated in foreign currencies or the European Currency Unit ("ECU"), or that are issued or guaranteed by foreign entities, (b) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or foreign branches of U.S. banks, and (c) participation interests in loans by U.S. or foreign banks that are made to foreign borrowers or that are denominated in foreign currencies or the ECU; and (ii) transactions in derivative instruments, including instruments indexed to foreign exchange rates, forward foreign currency exchange contracts, put and call options on foreign currencies, futures contracts and options on such contracts, and interest rate and currency swaps; and (c) provide to the Portfolio such other special administrative services as the Board from time to time shall instruct BMR to furnish under the Administration Agreement. In return for these special services, the Portfolio pays BMR as compensation under the Administration Agreement a monthly fee in the amount of .0125% (equivalent to .15% annually) of the average daily net assets of the Portfolio. For the fiscal years ended October 31, 1996 and 1995 and for the period from the start of business March 1, 1994, to October 31, 1994, the Portfolio paid BMR administration fees of $208,657, $273,545 and $284,828, respectively.

    The Portfolio will be responsible for all costs and expenses not expressly stated to be payable by BMR under the Administration Agreement. Such costs and expenses to be borne by the Portfolio include, without limitation, the fees and expenses of the Portfolio's custodian and transfer agent, including those incurred for determining the Portfolio's net asset value and keeping the Portfolio's books; expenses of pricing and valuation services; membership dues in investment company organizations; brokerage commissions and fees; registration of the Portfolio under the 1940 Act; expenses of reports to investors, proxy statements, and other expenses of investor's meetings; insurance premiums; printing and mailing expenses; interest, taxes and governmental fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR; and investment advisory and administration fees. The Portfolio will also bear expenses incurred in connection with litigation in which the Portfolio is a party and any legal obligation the Portfolio may have to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in Part II.


    IBT Trust Company (Cayman), Ltd. maintains HI Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of its Trustees and interestholders.


    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under Federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of February 28, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust, owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Woodbury, Murphy, Venezia, O'Connor, Ahern and Rynne and Ms. Sanders who are officers or Trustees of the Trust and/or the Portfolio, are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement and the Administration Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. Eaton Vance, BMR, EVC and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolios, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolios and such banks.

                                  CUSTODIAN

    IBT acts as custodian for the Fund and each Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolios, has custody of all the Portfolios' assets, maintains the general ledger of the Portfolios and the Fund and computes the daily net asset value of interests in the Portfolios and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolios. IBT charges custody fees which are competitive within the industry. The fees for the Portfolios relate to 1) bookkeeping and valuation services provided at an annual rate, 2) activity charges based upon the volume of investment related transactions, and
3) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolios at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the Portfolios' average daily collected balances. The fee for the Fund relates to bookkeeping and valuation services and is based upon a percentage of the Fund's net assets. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or either Portfolio and IBT under the 1940 Act.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. IBT Fund Services (Canada) Inc. determines the net asset value of HI Portfolio. The Fund and the Portfolios will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Debt securities (other than mortgage-backed, "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass-through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

    The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted on one of the principal markets for such currencies. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time a Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value.


    Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in a Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment and, if applicable, the deduction of a CDSC at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by a Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs (if applicable) imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. For the yield of the Fund, see "Performance Information" in Part II.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by a Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to various domestic, international and global securities indices, such as the Commodity Research Bureau Futures Price Index. The Fund's yield may also be compared to the yields of other fixed-income securities, such as U.S. Treasuries, mortgage-backed securities, and corporate bonds or other securities comparable to the securities held by a Portfolio as reported by various independent sources (such as Bloomberg L.P.). In making such comparisons, the Fund may provide information concerning the nature of such indices or securities. This information may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.


    Evaluations of the Fund's performance (including rankings) made by independent sources, e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders. In addition, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-annually, quarterly or daily. Examples of compounding will be used for illustration purposes only.

    The Fund may also provide investors and prospective investors with information on the Fund's duration and duration's relationship to the stability or volatility of a security's price. The Fund may also provide information concerning the diversification of the Portfolios (on such basis as country of issuer's origin, industry sector or security type), as well as the allocation of securities held by the Portfolios across various rating categories. In addition, information on the Portfolios' turnover rate may be provided to investors and prospective investors.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        -- cost associated with aging parents;

        -- funding a college education (including its actual and estimated cost);

        -- health care expenses (including actual and projected expenses);

        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice. Information about investment professionals may appear in sales literature and advertisements used by the Fund.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES
FEDERAL INCOME TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended October 31, 1996. (see the Notes to Financial Statements incorporated by reference into this SAI). Because the Fund invests substantially all of its assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable and tax-exempt (if any) investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of a Portfolio and (ii) to be entitled to the gross income of a Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolios are treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor a Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    A Portfolio's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. A Portfolio may make certain elections to mitigate adverse consequences of these tax rules and may have to limit its activities in options, futures contracts and forward contracts in order to enable the Fund to maintain its qualification as a RIC.


    The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Since it is expected that more than 50% of the value of the total assets of the Fund taking into account its allocable share of the Portfolios' total assets, at the close of any taxable year may consist of securities issued by foreign corporations, the Fund may be eligible to pass through to shareholders their proportionate shares of foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders would include such proportionate shares in income subject to federal income tax and would be entitled to take a foreign tax credit or deduction for such foreign taxes, subject to certain limitations. Certain foreign exchange gains and losses realized by the Portfolio and allocated to the Fund will be treated as ordinary income and losses. Certain uses of foreign currency, foreign currency options, futures and forward contracts, and interest rate and currency swaps, and investment by the Portfolios in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC and/or avoid imposition of a tax on the Fund.


    A Portfolio's investment in zero coupon, deferred interest and payment in kind securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in a Portfolio, and in order to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    The appropriate tax accounting for dollar rolls is also uncertain in some respects, and the Portfolio's use of such rolls may accordingly be limited in order to preserve the Fund's qualification as a RIC.

    Investments in lower-rated or unrated securities may present special tax issues for a Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    The Fund's distributions of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and certain foreign exchange gains earned by a Portfolio and allocated to the Fund are taxable to shareholders of the Fund as ordinary income whether received in cash or reinvested in additional shares. Only a small portion, if any, of such distributions of net investment income made by the Fund may qualify for the dividends-received deduction for corporations, subject to applicable limitations under the Code. The Fund's distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by a Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through the reinvestment of distributions or otherwise) within 30 days before or after such disposition.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans, and persons investing through such plans should consult their tax advisers for more information. The deductibility of contributions to IRAs may be restricted or eliminated for particular shareholders.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The Fund had qualified to do business in the Commonwealth of Pennsylvania and, therefore, was subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. The amount of such taxes was $28,080 for the fiscal year ended October 31, 1994. In 1995, however, the Fund took actions to cease doing business in Pennsylvania and does not intend to pay Pennsylvania foreign franchise and corporate net income tax in Pennsylvania. Accordingly, Fund shareholders should consult their tax advisers regarding the applicability of Pennsylvania local and county personal property taxes.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of each Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to a Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. The debt securities and obligations purchased and sold by a Portfolio are generally traded in the domestic or foreign over-the-counter markets on a net basis (i.e. without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Portfolio may also purchase debt securities from domestic and foreign underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. Transactions in foreign obligations usually involve the payment of fixed brokerage commissions when executed on foreign securities exchanges, which commissions are generally higher than those in the United States. Although commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolios is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

BROKERAGE


    For the fiscal year ended October 31, 1996, the Portfolio paid brokerage commissions of $23,792 on portfolio security transactions aggregating $245,268,131 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal year ended October 31, 1995, the Portfolio paid brokerage commissions of $11,700 with respect to portfolio transactions. Of this amount, approximately $11,357 was paid in respect of portfolio security transactions aggregating approximately $148,774,532 to firms which provided some research services to BMR's organization. For the period from the start of business, March 1, 1994 to October 31, 1994, the Portfolio paid foreign brokerage commissions on its portfolio security transactions amounting to $6,875.

                              OTHER INFORMATION

    The Trust changed its name from Eaton Vance Government Obligations Trust on July 10, 1995. On October 31, 1995, the Fund was reorganized as a series of the Trust. Prior thereto, the Fund was a series of Eaton Vance Investment Fund, Inc. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold and may appoint successor Trustees.

    The Trust's Amended and Restated Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust and any other outstanding series of shares, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of a Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with a Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolios' Chairman or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. The right to redeem can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, are the independent accountants for the Fund and the Portfolio providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies, are the independent certified public accountants of the HI Portfolio.


                             FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's annual report to shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

                                   APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporated bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and"D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured

Financings are also rated on this scale.

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.

Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.

Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                            *      *      *      *
NOTES:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower- rated bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON STRATEGIC INCOME FUND. The Fund became a series of the Trust on October 31, 1995.

                              FEES AND EXPENSES


ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Fund's Administrator currently receives no compensation for providing administrative services to the Fund. Prior to March 1, 1994 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its administrator under its Administration Agreement (which is no longer in effect) for which Eaton Vance received a monthly administration fee at an annual rate of .15% of the Fund's average daily net assets. For the period November 1, 1993 to March 1, 1994, the Fund paid Eaton Vance administration fees of $182,735.

DISTRIBUTION PLAN
    During the fiscal year ended October 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $118,170 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $1,028,723 and the Principal Underwriter received approximately $76,000 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSCs payments reduced Uncovered Distribution Charges under the Plan. As at October 31, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $18,063,000 (which was equivalent to 13.9% of the Fund's net assets on such date). During the fiscal year ended October 31, 1996, the Fund paid or accrued service fees under the Plan aggregating $231,933 of which $229,952 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended October 31, 1996, the Fund paid the Principal Underwriter $6,415.00 for repurchase transactions handled by the Principal Underwriter.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended October 31, 1996, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended December 31, 1996, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                          AGGREGATE         AGGREGATE      TOTAL COMPENSATION
                         COMPENSATION      COMPENSATION      FROM TRUST AND
NAME                      FROM FUND       FROM PORTFOLIO      FUND COMPLEX
----                     ------------     --------------   ------------------
Donald R. Dwight .......     $687             $1,668(2)         $142,500(4)
Samuel L. Hayes, III ...      625              1,846(3)          153,750(5)
Norton H. Reamer .......      619              1,783             142,500
John L. Thorndike ......      634              1,885             147,500
Jack L. Treynor ........      679              1,850             147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $647 of deferred compensation.
(3) Includes $689 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


                              DISTRIBUTION PLAN


    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commissions and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from November 26, 1990 through October 31, 1996 and for the five- and one-year periods ended October 31, 1996.


                                                   VALUE OF         VALUE OF
                                                    INVEST-         INVEST-
                                                  MENT BEFORE      MENT AFTER      TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                                 DEDUCTING THE   DEDUCTING THE      DEDUCTING THE CDSC       DEDUCTING THE CDSC**
    INVESTMENT       INVESTMENT    AMOUNT OF        CDSC ON        CDSC** ON     ------------------------  ------------------------
      PERIOD            DATE       INVESTMENT      10/31/96         10/31/96     CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED
-----------------    ----------    ----------  ---------------  --------------   ----------   -----------  ----------   -----------
Life of the
Fund*                 11/26/90       $1,000        $1,468.48       $1,468.48       46.85%        6.69%       46.85%        6.69%
5 Years Ended
10/31/96              10/31/91       $1,000        $1,360.00       $1,360.00       36.00%        6.34%       36.00%        6.34%
1 Year Ended
10/31/96              10/31/95       $1,000        $1,184.83       $1,154.83       18.48%       18.48%       15.48%       15.48%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
------------
 *Investment operations began on November 26, 1990.
**No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.


    The Fund's yield for the 30-day period ended October 31, 1996 was 6.81%.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 2, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 2, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 34.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

 [LOGO]
 EATON VANCE
 -----------
Mutual Funds


EV MARATHON
STRATEGIC INCOME
FUND


STATEMENT OF ADDITIONAL INFORMATION

MARCH 3, 1997





EV MARATHON
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR OF STRATEGIC INCOME PORTFOLIO
INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON STRATEGIC INCOME FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


M-SISAI

[LOGO]
EV Marathon Strategic
Income Fund

Annual
Shareholder Report

October 31, 1996



To Shareholders

I am happy to report that EV Marathon Strategic Income Fund had a total return of 18.5% during the year ended October 31, 1996. That return was the result of a rise in net asset value per share to $9.31 from $8.50 on October 31, 1995, and the reinvestment of $0.703 in income dividends. It does not include the effect of contingent deferred sales charges on certain redeeming shareholders. Based on the October dividend and the closing net asset value of $9.31, the Fund's distribution rate was 8.23%. By any measure, fiscal 1996 was an outstanding year for EV Marathon Strategic Income Fund. As Mark Venezia discusses on page 2, the Fund's strong results ranked it 2nd of 89 funds in the "Short-Term World Income Fund" category, according to Morningstar, Inc. an independent mutual fund ranking service.*

1996: Robust performance and a record year for global issuance...

Paced by the strong showing of Brady bonds and lower interest rates in Europe, 1996 has been a banner year for the global bond markets. Not surprisingly, 1996 is also shaping up as a record year for the issuance of global bonds. Through June 30 alone, $350 billion in new bonds had come to market, a 60% increase over the same period last year. Several forces have been driving the trend, including high levels of government borrowing as emerging economies raise the capital necessary to fund economic development. The increased global supply has met with a warm reception from investors. More than $115 billion of dollar-denominated bonds are scheduled to mature in 1996, according to the Euromoney Capital Market Data Base, and a good portion of that capital is being redirected into high-yield global bonds.

* Morningstar rankings reflect historical performance through 10/31/96. For the 3-year and 5 year periods ending 10/31/96, the fund was ranked 6th of 50 funds and 18th of 31 funds, respectively. Rankings are based on the fund's total returns and do not take sales charges into consideration. Past performance is no guarantee of future results.

Meanwhile, the U.S. bond market, provided selective opportunities...

The U.S. market was generally under pressure throughout the period, as yields for 5-year Treasuries rose from 5.81% on October 31, 1995 to 6.07% on October 31, 1996. While many investors had anticipated an economic slowdown in the second half of the year, the economy not only maintained its momentum but proved somewhat stronger than expected. The economy's strength in the face of weaker expectations contributed to rising volatility throughout the period.

Nonetheless, the Fund benefited from the response of its high-yield corporate bonds to the continued economic growth, while its mortgage-backed securities outperformed the Treasury market. Thus, in a difficult fixed-income environment, shareholders again benefited from the Fund's flexible investment approach. We believe that this time-tested strategy will continue to provide good fixed income opportunities - both domestic and global - in the years ahead. In the pages that follow, portfolio manager Mark Venezia reviews the Fund's successful fiscal year and gives his outlook for the global bond market.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/James B. Hawkes

James B. Hawkes

President

December 20, 1996



Management Discussion

An interview with Mark S. Venezia, vice president and manager of Strategic Income Portfolio.

Q. Mark, the Fund was ranked 2nd of 89 similar funds in the "Short-Term World Income Fund" category for the year ended October 31, 1996, according to Morningstar, an independent mutual fund ranking service. To what do you attribute the Fund's strong showing?

A. Generally, this was a period when many global market trends worked in the Fund's favor. Our Brady bonds were the largest contributors to the Fund's performance, as emerging markets rallied very strongly during the period. Second, we benefited from our exposure to Europe, as interest rates fell during the period. Third, yields in the so-called "Dollar Bloc" nations fell dramatically, causing our Canadian, Australian, and New Zealand positions to outperform the U.S. Fourth, while the U.S. Treasury market remained under some pressure, the Fund benefited from a narrowing of spreads in our U.S. mortgage-backed securities and high-yield corporate bonds. And finally, the Fund achieved currency gains as a result of the strength of the dollar against the yen and the German mark.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q. Why did the Brady markets do so well?

A. There were several reasons. With the currency crises and market turbulence of 1994 and early 1995 behind them, global bond investors focused on the progress emerging countries have made in implementing economic reforms, fighting inflation and reducing current account deficits. Moreover, with interest rates in the U.S., Europe, and Japan still relatively low, the attractive yields on Brady bonds drew increasing attention. Finally, these emerging economies have shown that they can sustain growth rates well above those of the industrialized nations.
As a result, we saw some improvement in credit quality among most Brady issuers. These strong fundamentals all gave a lift to the Brady markets.

[PHOTO OF MARK S. VENEZIA OMITTED]
Caption reads: Mark S. Venezia

Q. Which Brady markets were the best performers for the Fund?

A. Predominantly the Latin American markets, although all emerging markets tended to fare well. In the first half of the fiscal year, Poland and Argentina were good positions for the Fund. Investors gave a warm reception to Argentina's Second Reform of the State, which promised tax reform and spending cuts. Meanwhile, the Polish market responded well to the election of President Kwasniewski and the likelihood of a more stable government still dedicated to economic reform. Moody's and Standard & Poor's, major bond-rating agencies, assigned Polish Bradys investment grade ratings, sparking a sharp rally in the bonds.

In the second half of the period, we focused increasingly on Brazil and Ecuador, each of which has made remarkable economic progress. Brazil, for example, reported zero inflation for the month of September and continued to make progress on administrative reforms. Ecuador fared well as oil prices firmed throughout the year. In addition, newly-elected President Bucaram has proven more sensitive to the needs of business and foreign investors than his populist campaign suggested. That has further encouraged investors.

Q. You've referred to the importance of Brady bonds to the Fund's performance. Could you briefly explain the mechanics of the Brady bond markets?

A. Certainly. As some investors already know, Brady bonds are named after former U.S. Treasury secretary Nicholas Brady, the architect of a U.S. plan to ensure the medium-term economic stability of debtor emerging nations. The basic concept behind the Brady Plan was to restructure these nations' commercial bank loans into bonds, thereby providing debt relief for the borrowers while creating a relatively liquid market for the new debt securities.

Top five weightings according to...

 ...Regional                     Credit Exposure
allocations based               U.S.                      42.2%
on the location                 Ireland                   10.3
of the issuer of each           Brazil                     7.3
security. This shows            Poland                     6.4
that the Portfolio's            Norway                     5.3
largest holdings
were in the U.S.
and Ireland.

 ...The Portfolio's              Currency Allocation
holdings broken                 U.S.                       40.4%
down by country                 Ireland                    10.5
of currency                     Czech Republic              9.8
denomination.                   Indonesia                   7.7
This shows where                Philippines                 7.2
movement in
foreign exchange
rates will have the
greatest impact
on the Fund's
share price.

 ...The contribution             Interest Rate
of a country's                  Sensitivity*
positive weighting to the       U.S.                       38.6%
Portfolio's duration.           Germany                    28.8
This shows where                Ireland                    21.2
changing interest               Norway                     10.4
rates will have the             Canada                      9.4
greatest impact
on share prices.

Footnote reads:
* Calculated by determining the interest rate sensitivity of the Portfolio's positions in each country and dividing by the Portfolio's overall interest rate sensitivity.



[GRAPHIC CHART OMITTED: The Brady Bond Market:]
Brady issuers demonstrate
improving economic fundamentals*...

                                   1995
                GDP            Reserves
              -----            --------
Argentina    $276 B             $14.3 B

Brazil        689 B              51.8 B

Ecuador        18 B               1.6 B

Mexico        279 B              16.9 B

Philippines    74 B               7.0 B

Poland        116 B              15.0 B

Venezuela      79 B               6.3 B

Footnote reads:
*Data for 1995; Source: J.P. Morgan, Inc.

[GRAPHIC VERTICAL BAR CHART WITH IMAGE OF PAPER SCROLL IN BACKROUND
OMITTED: While Brady trading volume continues to surge.]

'91           $200B
'92           $730B
'93         $1,979B
'94         $2,766B
'95         $3,000B

Footnote reads:
Source: Emerging Markets Traders Association.

The first such plan, featuring an agreement with Mexico, went into effect in 1990. Although there have been many variations on this early theme, this first agreement provided the basic precedent for future efforts: 1) securitization, or transforming bank loans into bonds; 2) collateralized principal, whereby the principal portion of some newly created bonds is backed by zero-coupon U.S. Treasuries; 3) discounted exchanges, whereby loans are exchanged at a discount in return for long-term, floating-rate bonds; and 4) below-market fixed coupons, whereby loans are exchanged at par value, but with below-market coupons. These various structures have been used to improve economic stability for a wide range of emerging markets in Latin America, Southeast Asia, the Middle East and Eastern Europe.

Q. What are the overall benefits of the Brady market?

A. There are several. First, for emerging economies, the use of Brady bonds provides debt relief through lower interest rates, longer maturities, and principal reduction. Often, that debt relief gives these nations additional breathing room in the critical early transition to a market economy. Second, the underlying credit of some of the new debt is improved through guarantees of principal repayment, which is very important from the investors' point of view. Finally, the process helps to broaden the investor base for the bonds and thereby improve their liquidity. As a measure of that liquidity, trading in Brady bonds will far exceed $1 trillion in 1996.

[GRAPHIC PIE CHART OMITTED: Strategic Allocation:*]

High-Yield        16.4%

Foreign
Investment Grade  39.3%

U.S. Investment
Grade             44.3%

Footnote reads:
*Based on market value as of 10/31/96
Because the Fund is actively managed, country and sector allocations are subject to change.


Q. Why did the Fund benefit from a strong dollar?

A. In fiscal year 1996, the dollar was very strong relative to the Japanese yen. The Fund maintained short positions versus the yen throughout the period, which helped the Fund's performance. Meanwhile, in Europe, the Fund benefited from the relative strength of the dollar against the German mark. Typically, when the mark is weak versus the dollar, the other western European countries benefit. Therefore, our strategy in Europe was to hold bond positions in peripheral European countries, while maintaining short positions in mark-related currencies. That strategy was doubly effective because we not only realized the "carry" - the yield difference between our bond holdings and our short currency positions - but also benefited from a strong outperformance by the European bond markets. Yields fell throughout Europe as countries prepared to meet the strict economic criteria for monetary union.

Q. Looking forward, Mark, what is your outlook for the global markets in the coming year?

A. I'm optimistic about the coming year for several reasons. First, the emerging nations are likely to continue their progress toward economic reform. While it's unreasonable to expect a repeat of this year's remarkable returns from the Brady markets, the emerging markets should still present good investment opportunities. Second, some global markets - Germany is a good example - still have relatively steep yield curves, so they may have room for further appreciation in those markets. Finally - and perhaps most fundamentally - inflation is still in decline around the world. That is certainly a favorable development for global bond investors.

Naturally, past trends do not guarantee future performance. And of course, investing in global markets and high-yield markets may involve currency and political risk. But foreign bonds continue to represent unique vehicles for fixed-income investors. In the coming year, EV Marathon Strategic Income Fund will continue to pursue those opportunities.



Comparison of Change in Value of a $10,000 Investment in EV Marathon Strategic Income Fund, the J.P. Morgan Hedged Short-Term Global Index and the Lipper Short World Multi-Market Income Funds average

From November 30, 1990, through October 31, 1996

AVERAGE                 1            5        Life of           Value of
ANNUAL RETURNS        Year        Years        Fund*      Investment at 10/31
---------------------------------------------------------------------
Including CDSC       15.5%         6.3%        6.7%             $14,710

Without CDSC         18.5%         6.3%        6.7%             $14,710

EV Marathon Strategic Income Fund vs. Lipper Short World Multi-Market Income Funds average and J.P. Morgan Hedged Short-Term Global Index

     Date      Fund Fund w/ CD    Lipper JP Morgan
  11/30/90  $10,000        NA    $10,000   $10,000
  12/31/90   $9,970        NA    $10,024   $10,098
   1/31/91  $10,090        NA    $10,189   $10,191
   2/28/91  $10,200        NA    $10,201   $10,279
   3/31/91  $10,340        NA     $9,975   $10,341
   4/30/91  $10,440        NA    $10,070   $10,431
   5/31/91  $10,580        NA    $10,086   $10,507
   6/30/91  $10,550        NA    $10,046   $10,529
   7/31/91  $10,550        NA    $10,170   $10,595
   8/31/91  $10,640        NA    $10,254   $10,732
   9/30/91  $10,740        NA    $10,411   $10,833
  10/31/91  $10,820        NA    $10,508   $10,931
  11/30/91  $10,730        NA    $10,511   $11,013
  12/31/91  $10,790        NA    $10,670   $11,151
   1/31/92  $10,840        NA    $10,625   $11,176
   2/28/92  $10,950        NA    $10,687   $11,206
   3/31/92  $10,960        NA    $10,703   $11,189
   4/30/92  $11,110        NA    $10,798   $11,274
   5/31/92  $11,180        NA    $10,911   $11,360
   6/30/92  $11,220        NA    $10,978   $11,439
   7/31/92  $11,240        NA    $11,010   $11,520
   8/31/92  $11,080        NA    $10,969   $11,573
   9/30/92  $10,720        NA    $10,662   $11,697
  10/31/92  $10,660        NA    $10,649   $11,713
  11/30/92  $10,630        NA    $10,570   $11,707
  12/31/92  $10,720        NA    $10,590   $11,806
   1/31/93  $10,760        NA    $10,643   $11,900
   2/28/93  $11,010        NA    $10,725   $12,003
   3/31/93  $11,100        NA    $10,771   $12,042
   4/30/93  $11,190        NA    $10,832   $12,108
   5/31/93  $11,260        NA    $10,914   $12,111
   6/30/93  $11,340        NA    $10,952   $12,222
   7/31/93  $11,540        NA    $10,978   $12,263
   8/31/93  $11,600        NA    $11,018   $12,351
   9/30/93  $11,490        NA    $11,000   $12,380
  10/31/93  $11,780        NA    $11,070   $12,444
  11/30/93  $11,740        NA    $11,032   $12,469
  12/31/93  $11,880        NA    $11,134   $12,543
   1/31/94  $12,070        NA    $11,213   $12,591
   2/28/94  $11,740        NA    $11,048   $12,493
   3/31/94  $11,100        NA    $10,899   $12,452
   4/30/94  $11,180        NA    $10,895   $12,418
   5/31/94  $11,350        NA    $10,906   $12,421
   6/30/94  $10,920        NA    $10,827   $12,424
   7/31/94  $10,970        NA    $10,863   $12,513
   8/31/94  $11,140        NA    $10,907   $12,516
   9/30/94  $11,130        NA    $10,941   $12,513
  10/31/94  $11,150        NA    $10,975   $12,562
  11/30/94  $11,280        NA    $10,993   $12,576
  12/31/94  $11,250        NA    $10,697   $12,590
   1/31/95  $11,050        NA    $10,627   $12,744
   2/28/95  $11,020        NA    $10,672   $12,896
   3/31/95  $10,990        NA    $10,650   $12,998
   4/30/95  $11,470        NA    $10,829   $13,122
   5/31/95  $11,920        NA    $10,974   $13,350
   6/30/95  $11,800        NA    $11,002   $13,399
   7/31/95  $11,900        NA    $11,101   $13,496
   8/31/95  $12,110        NA    $11,150   $13,604
   9/30/95  $12,350        NA    $11,258   $13,700
  10/31/95  $12,420        NA    $11,331   $13,817
  11/30/95  $12,660        NA    $11,407   $13,967
  12/31/95  $12,880        NA    $11,519   $14,086
   1/31/96  $13,390        NA    $11,657   $14,225
   2/28/96  $13,130        NA    $11,599   $14,181
   3/31/96  $13,220        NA    $11,645   $14,206
   4/30/96  $13,500        NA    $11,750   $14,296
   5/31/96  $13,570        NA    $11,809   $14,345
   6/30/96  $13,780        NA    $11,903   $14,429
   7/31/96  $13,810        NA    $11,999   $14,505
   8/31/96  $14,050        NA    $12,095   $14,602
   9/30/96  $14,490        NA    $12,264   $14,760
  10/31/96  $14,710   $13,780    $12,387   $14,915

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD Lipper Analytical Services, Inc. **Investment operations commenced 11/26/90. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon Strategic Income Fund and the unmanaged J.P. Morgan Hedged Short-Term Global Index.

The total return figures

The blue solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The total return figures for the Fund reflect the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year.

The black line represents the performance of the J.P. Morgan Hedged Short-Term Global Index. The Index's return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in the Index itself. The dotted line represents the average performance of Short World Multi-Market Income Funds, as compiled by Lipper Analytical Services, Inc., a mutual fund ranking service, and is included to show how the Fund has performed relative to its universe.




EV Marathon Strategic Income Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investment in Strategic Income Portfolio (Portfolio), at value (Note 1A)                                     $130,725,618
Receivable for Fund shares sold                                                                                    22,222
                                                                                                             ------------
Total assets                                                                                                 $130,747,840
Liabilities:
Dividends payable                                                                               $605,914
Payable for Fund shares redeemed                                                                 423,659
Payable to affiliate --
Trustees' fees                                                                                       278
Accrued expenses                                                                                  46,800
                                                                                            ------------
Total liabilities                                                                                               1,076,651
                                                                                                             ------------
Net Assets for 13,932,253 shares of beneficial interest outstanding                                          $129,671,189
                                                                                                             ============

Sources of Net Assets:
Paid-in capital                                                                                              $135,298,105
Accumulated net realized loss on investment transactions
(computed on the basis of identified cost)                                                                    (12,949,190)
Unrealized appreciation of investments from Portfolio
(computed on the basis of identified cost)                                                                      7,844,544
Distributions in excess of net investment income                                                                 (522,270)
                                                                                                             ------------
Total net assets                                                                                             $129,671,189
                                                                                                             ============

Net Asset Value, Offering and Redemption Price (Note 7) Per Share
($129,671,189 (divided by) 13,932,253 shares of beneficial interest)                                                $9.31
                                                                                                                   ======

The accompanying notes are an integral part of the financial statements





Statement of Operations
For the Year Ended October 31, 1996

Investment Income (Note 1B):
Interest income allocated from Portfolio                                                                      $13,089,249
Expenses allocated from Portfolio                                                                              (1,190,751)
                                                                                                              -----------
Total investment income                                                                                       $11,898,498
Expenses --
Compensation of Trustees not members of the
Investment Adviser's organization (Note 5)                                                        $3,238
                                                                                                  19,354
Distribution costs (Note 6)                                                                    1,260,656
Transfer and dividend disbursing agent fees                                                      152,360
Printing and postage                                                                              92,802
Legal and accounting services                                                                     19,711
Registration fees                                                                                 18,836
State taxes                                                                                      200,000
Amortization of organization expenses (Note 1D)                                                    4,633
Miscellaneous                                                                                     16,677
                                                                                             -----------
Total expenses                                                                                                  1,788,267
                                                                                                              -----------
Net investment income                                                                                         $10,110,231
                                                                                                              -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from Portfolio (identified cost basis) (including net loss due to foreign currency rate fluctuations of $766,402) --
Investment transactions                                                                       $9,048,161
Financial futures contracts                                                                     (116,435)
Written option transactions                                                                       23,127
Foreign currency and forward foreign currency exchange contracts                                 584,207
                                                                                             -----------
Net realized gain on investments                                                                               $9,539,060
Change in unrealized appreciation of investments                                                                3,747,829
                                                                                                              -----------
Net realized and unrealized gain on investments                                                               $13,286,889
                                                                                                              -----------
Net increase in net assets resulting from operations                                                          $23,397,120
                                                                                                              ===========

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                                                 Year Ended October 31,
                                                                                             -----------------------------
                                                                                                 1996             1995
                                                                                             -----------      -----------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                                                        $10,110,231      $14,128,443
Net realized gain (loss) on investments                                                        9,539,060      (11,886,396)
Change in unrealized appreciation of investments                                               3,747,829       15,636,069
                                                                                             -----------      -----------
Net increase in net assets from operations                                                   $23,397,120      $17,878,116
                                                                                             -----------      -----------
Distributions to shareholders (Note 2 ) --
From net investment income                                                                  ($10,110,231)     ($7,936,820)
In excess of net investment income                                                              (748,802)              --
From tax return of capital                                                                           --        (7,061,789)
                                                                                             -----------      -----------
Total distributions                                                                         ($10,859,033)    ($14,998,609)
                                                                                             -----------      -----------
Transactions in shares of capital stock (Note 3) --
Proceeds from sale of shares                                                                  $7,147,913       $4,881,401
Net asset value of shares issued to shareholders
in payment of distributions declared                                                           5,396,728        7,134,341
Cost of shares redeemed                                                                      (46,178,157)     (97,267,733)
                                                                                             -----------      -----------
Decrease in net assets from capital stock transactions                                      ($33,633,516)    ($85,251,991)
                                                                                             -----------      -----------
Net decrease in net assets                                                                  ($21,095,429)    ($82,372,484)
Net Assets:
At beginning of year                                                                         150,766,618      233,139,102
                                                                                             -----------      -----------
At end of year (including distributions in excess of net
investment income of $522,270 and
$1,254,659, respectively)                                                                   $129,671,189     $150,766,618
                                                                                            ============     ============
The accompanying notes are an integral part of the financial statements





Financial Highlights

                                                        Year Ended October 31,
                                          --------------------------------------------------
                                                1996      1995    1994+       1993      1992
                                          --------------------------------------------------
Net asset value -- Beginning of year         $8.500    $8.290    $9.410    $9.120    $9.920
                                           --------  --------  --------  --------  --------
Income from operations:
Net investment income                        $0.655    $0.726    $0.645    $0.239    $0.816
Net realized and unrealized gain
(loss) on investments                        $0.858    $0.167   ($1.135)   $0.683   ($0.943)
                                           --------  --------  --------  --------  --------
Total income (loss) from operations          $1.513    $0.893   ($0.490)   $0.922   ($0.127)
                                           --------  --------  --------  --------  --------
Less distributions:
From net investment income                  ($0.655)  ($0.361)  ($0.343)  ($0.632)  ($0.673)
In excess of net investment income           (0.048)      --        --        --         --
From tax return of capital                      --     (0.322)   (0.290)      --         --
                                           --------  --------  --------  --------  --------
Total distributions                         ($0.703)  ($0.683)  ($0.633)  ($0.632)  ($0.673)
                                           --------  --------  --------  --------  --------
Net asset value -- End of year               $9.310    $8.500    $8.290    $9.410    $9.120


Total Return *                                18.48%    11.34%   (5.33%)    10.51%   (1.45%)
Ratios/Supplemental Data
(to average daily net assets):
Expenses (1)                                   2.17%     2.18%     2.00%     1.99%     1.95%
Net investment income                          7.38%     7.85%     7.24%     7.53%     8.20%
Portfolio Turnover * *                          --        --         55%       55%       56%
Net assets at the end of period
(000's omitted)                            $129,671  $150,767  $233,139  $381,227  $533,253

*   Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of  each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

**  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the
    Fund transferred substantially all of its investable assets to the Portfolio is shown in the
    Portfolio's financial statements which are included elsewhere in this report.

+   Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.

(1) Includes the Fund's share of Strategic Income Portfolio's allocated expenses for the years ended October 31, 1996 and 1995 and for the period from March 31, 1994 to October 31, 1994.

The accompanying notes are an integral part of the financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

EV Marathon Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Strategic Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.7% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $12,344,850, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
Such capital loss carryovers will expire on, October 31, 2001
($1,847,613), October 31, 2002 ($5,884,118) and October 31, 2003
($4,613,119).

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, have been amortized on the straight-line basis over five years.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balance the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the statement of operations.

(2) Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended October 31, 1996, reclassifications were made among the Fund's capital accounts primarily due to differences in book and tax accounting for investments in forward contracts and foreign denominated investments. Net investment income, net realized gains and net assets were not affected by this reclassification.

(3) Capital Stock

At October 31, 1996, there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:

                                               Year Ended October 31,
                                           -----------------------------
                                                     1996           1995
                                           --------------  -------------
Sales                                             801,649        587,219

Issued to shareholders
electing to receive payment of
distributions in capital stock                    608,806        867,130
Redemptions                                    (5,223,821)   (11,841,595)
                                           --------------  -------------
Net decrease                                   (3,813,366)   (10,387,246)
                                           ==============  =============

(4) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 1996 aggregated $8,918,484 and $55,950,391, respectively.

(5) Investment Adviser Fee and Other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston
Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/ trustees of the above organizations (Note 6). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

(6) Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan, which is approved annually, requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.50% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $1,028,723 as payable to EVD for the year ended October 31, 1996 representing 0.75% (annualized) of average daily net assets. At October 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $18,063,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1996 in the amount of $231,933. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.
Certain of the officers and Trustees of the Fund are officers or directors of EVD.

(7) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the first year of redemption after purchase, declining one-half of one percentage point in the second and third years and one percentage point in the fourth and fifth years. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $76,000 of CDSC paid by shareholders for the year ended October 31, 1996.

Report of Independent Accountants

To the Board of Trustees of Eaton Vance Mutual Funds Trust and
Shareholders of EV Marathon Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts

December 2, 1996




Strategic income portfolio

Portfolio of investments
October 31, 1996

                                                               Principal            U.S. $ Value
------------------------------------------------------------------------------------------------
Bonds & Notes -- 90.8%
------------------------------------------------------------------------------------------------
ARGENTINA, 4.2%                                             U.S. Dollars
Argentina Discount Bond (Brady), 6.4375%, 3/31/23
(identified cost $5,119,445)                                   7,700,000         $     5,563,250
                                                                                 ---------------

AUSTRALIA, 0.6%                                       Australian Dollars
State Electricity - Victoria, 9.25%, 9/18/03
(identified cost $733,564)                                     1,000,000         $       851,231
                                                                                 ---------------

BRAZIL, 7.3%                                                U.S. Dollars
Brazil Discount Bond (Brady), 6.5%, 4/15/24
(identified cost $7,844,804)                                  13,200,000         $     9,718,500
                                                                                 ---------------

COLOMBIA, 2.7%                                              U.S. Dollars
FEN, 9.375%, 6/15/06
(identified cost $3,552,500)                                   3,500,000         $    3,609,375
                                                                                 ---------------

CZECH REPUBLIC, 4.6%                                       Czech Korunas
CEZ (Czech Electric Company), 14.375%, 1/27/01
(identified cost $6,022,084)                                 159,710,000         $     6,137,439
                                                                                 ---------------

DENMARK, 1.4%                                               Danish Krone
Denmark Government, 8%, 3/15/06
(identified cost $1,869,421)                                  10,000,000         $     1,849,713
                                                                                 ---------------

ECUADOR 1.4%                                                U.S. Dollars
Ecuador Discount Bond (Brady), 6.50%, 2/28/25
(identified cost $1,625,211)                                   2,900,000         $     1,901,313
                                                                                 ---------------

IRELAND, 10.3%                                               Irish Pound
Irish Government, 8%, 8/18/06                                  3,000,000         $     5,243,751
Irish Government, 9.25%, 7/11/03                               4,500,000               8,411,749
                                                                                 ---------------
Total Ireland (identified cost $12,681,571)                                      $    13,655,500
                                                                                 ---------------

NEW ZEALAND, 4.2%                                    New Zealand Dollars
New Zealand Government, 6.5%, 2/15/00                          4,000,000         $     2,769,047
New Zealand Government, 8%, 11/15/06                           3,800,000               2,819,933
                                                                                 ---------------
Total New Zealand (identified cost $5,317,623)                                   $     5,588,980
                                                                                 ---------------

NORWAY, 5.3%                                            Norwegian Krones
Norway Government, 6.75%, 1/15/07                             20,000,000         $     3,121,289
Norway Government, 7.0%, 5/31/01                              24,000,000               3,914,686
                                                                                 ---------------
Total Norway (identified cost $6,814,190)                                        $     7,035,975
                                                                                 ---------------

POLAND, 6.4%                                                Polish Zloty
Polish Government T-Bill, 0%, 11/6/96                          4,640,000         $     1,645,932
Polish Government T-Bill, 0%, 12/18/96                         3,670,000               1,274,691
Polish Government T-Bill, 0%, 1/1/97                           5,860,000               2,021,571
Polish Government T-Bill, 0%, 1/29/97                         10,420,000               3,545,081
                                                                                 ---------------
Total Poland (identified cost $8,560,401)                                        $     8,487,275
                                                                                 ---------------

UNITED STATES, 42.2%                                        U.S. Dollars
Corporate Bonds & Notes, 5.4%
Agricultural Minerals & Chemicals,
Sr. Notes, 10.75%, 9/30/03                                     1,000,000         $     1,065,000
Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                    1,000,000               1,045,000
Dayton Hudson Medium Term Note, 9.5%, 6/10/15                    665,000                 767,769
Dayton Hudson Medium Term Note, 9.52%, 6/10/15                   350,000                 404,583
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                   500,000                 540,000
TRW Inc., Medium Term Note, 9.35%, 6/4/20                      1,900,000               2,288,417
United International Holdings Inc.,
Sr. Sec. Disc. Notes, 0%, 11/15/99                             1,500,000               1,035,000
                                                                                 ---------------
Total United States Corporate Bonds & Notes
(identified cost $6,740,638)                                                     $     7,145,769
                                                                                 ---------------

Mortgage Pass-Throughs, 34.9%                               U.S. Dollars
Federal Home Loan Mortgage Corp.
Participation Certificates:
4.75%, with various maturities to 2003                            40,582         $        39,776
5.5%, with maturity at 2019                                       22,409                  22,429
8%, with various maturities to 2021                            4,438,216               4,591,223
8.5%, with various maturities to 2024                          5,428,489               5,711,766
9%, with maturity at 2019                                        996,142               1,061,484
12.5%, with maturity at 2011                                     126,267                 143,651
12.75%, with maturity at 2013                                    201,306                 229,027
13%, with maturity at 2013                                       146,828                 171,027
13.5%, with maturity at 2019                                     552,700                 649,918
                                                                                 ---------------
                                                                                 $    12,620,301
                                                                                 ---------------

Federal National Mortgage Association
Mortgage-Backed Securities:
4.75%, with maturity at 1999                                      65,853         $        65,200
5%, with maturity at 2003                                        156,521                 153,070
5.5%, with various maturities to 2012                            133,861                 133,327
7.5%, with maturity at 2002                                      939,228                 958,609
8%, with various maturities to 2013                            4,029,758               4,177,277
8.5%, with various maturities to 2026                          3,637,468               3,823,635
9%, with various maturities to 2017                            8,292,458               8,814,032
12.75%, with maturity at 2014                                    197,178                 230,626
13%, with various maturities to 2015                           1,408,664               1,643,333
13.25%, with maturity at 2014                                    303,799                 360,103
13.5%, with various maturities to 2015                         1,235,267               1,438,421
14.75%, with various maturities to 2012                        2,942,240               3,555,441
                                                                                 ---------------
                                                                                 $    25,353,074
                                                                                 ---------------

Government National Mortgage Association:                   U.S. Dollars
6.5%, with various maturities to 2007                          1,292,604         $     1,298,318
8%, with maturity at 2017                                      4,781,543               4,978,231
9%, with maturity at 2016                                      1,240,467               1,323,852
13.5%, with various maturities to 2014                           562,280                 673,444
                                                                                 ---------------
                                                                                 $     8,273,845
                                                                                 ---------------
Total Mortgage Pass-Throughs (identified cost, $45,801,731)                      $    46,247,220
                                                                                 ---------------
U.S. Treasury Bond, 11.75%, 2/15/01+                        U.S. Dollars
(identified cost, $2,603,438)                                  2,000,000         $     2,422,180
                                                                                 ---------------
Total United States (identified cost, $55,145,807)                               $    55,815,169
                                                                                 ---------------
Total Bonds & Notes (identified cost, $115,286,631)                              $   120,213,720
                                                                                 ---------------
------------------------------------------------------------------------------------------------
Short-Term Obligations -- 3.8%
------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit                 U.S. Dollars
Cayman Islands, 5.50%, 11/1/96
(at amortized cost)                                            5,000,000         $     5,000,000
                                                                                 ---------------

Total Investments (identified cost, $120,286,631)                                $   125,213,720

Other Assets, less Liabilities, 5.4%                                                   7,193,079
                                                                                 ---------------

Net Assets, 100%                                                                 $   132,406,799
                                                                                 ===============

+Security pledged as collateral on financial futures contracts.

The accompanying notes are an integral part of the financial statements




Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investments, at value (Note 1A) (identified
cost, $120,286,631)                                                     $ 125,213,720
Cash                                                                              659
Foreign currency, at value (identified cost, $7,952)                            7,744
Receivable for investments sold                                             1,896,365
Interest receivable                                                         2,359,131
Deferred organization expenses (Note 1J)                                       10,963
Receivable for foreign
forward currency exchange contracts                                         2,971,260
                                                                        -------------
Total assets                                                            $ 132,459,842
Liabilities:
Payable for daily variation margin on open
financial futures contracts (Note 1E)                  $      29,359
Payable to affiliate --
Trustees' fees                                                   681
Accrued expenses                                              23,003
                                                       -------------
Total liabilities                                                              53,043
                                                                        -------------
Net Assets applicable to investors'
interest in Portfolio                                                   $ 132,406,799
                                                                        =============
Sources of Net Assets:
Net proceeds from capital contributions
and withdrawals                                                         $ 124,488,477
Unrealized appreciation of investments, futures,
options and foreign currency (computed on the
basis of identified cost)                                                   7,918,322
                                                                        -------------
Total                                                                   $ 132,406,799
                                                                        =============





Statement of Operations
For the Year Ended October 31, 1996

Investment Income:
Interest Income --                                                       $  13,181,562
Expenses --
Investment adviser fee (Note 2)                       $     744,744
Administration fee (Note 2)                                 208,657
Compensation of  Trustees not members of the
Investment Adviser's organization (Note 2)                    8,663
Custodian fees                                              138,046
Legal and accounting services                                87,414
Amortization of organization expenses (Note 1J)               4,721
Miscellaneous                                                 7,025
                                                      -------------
Total expenses                                                               1,199,270
                                                                         -------------
Net investment income                                                    $  11,982,292
                                                                         -------------
Realized and Unrealized Gain (Loss) on Investments,
Futures, Options and Foreign Currency:
Net realized gain (loss) (identified cost basis)
(including net loss due to foreign currency rate
fluctuations of $775,003) --
Investment transactions                               $   9,066,256
Financial futures contracts                                (115,205)
Written options                                              23,385
Foreign currency and forward foreign
currency exchange contracts                                 598,763
                                                      -------------
Net realized gain on investments,
futures, options and foreign currency                                    $   9,573,199
Change in unrealized appreciation (depreciation) --
Investments                                           $  (2,027,026)
Financial futures contracts                                 426,241
Foreign currency and forward foreign
currency exchange contracts                               5,421,373
                                                      -------------
Net change in unrealized appreciation
of investments, futures, options and
foreign currency                                                         $   3,820,588
                                                                         -------------
Net realized and unrealized gain on investments,
futures, options and foreign currency                                       13,393,787
                                                                         -------------
Net increase in net assets resulting from operations                     $  25,376,079
                                                                         =============

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                     Year Ended October 31,
                                                             ---------------------------------
                                                                  1996                1995
                                                             -------------       -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                        $  11,982,292       $  16,533,049
Net realized gain (loss) on investments, futures,
options and foreign currency                                     9,573,199         (11,886,837)
Change in unrealized appreciation
of investments, futures, options and foreign currency            3,820,588          15,637,070
                                                             -------------       -------------
Net increase in net assets resulting from operations         $  25,376,079       $  20,283,282
                                                             -------------       -------------
Capital transactions --
Contributions                                                $  10,557,996       $   7,892,611
Withdrawals                                                    (56,110,565)       (112,061,370)
                                                             -------------       -------------
Net decrease in net assets resulting
from capital transactions                                    $ (45,552,569)      $(104,168,759)
                                                             -------------       -------------
Total decrease in net assets                                 $ (20,176,490)      $ (83,885,477)
Net Assets:
At beginning of year                                           152,583,289         236,468,766
                                                             -------------       -------------
At end of year                                               $ 132,406,799       $ 152,583,289
                                                             =============       =============

----------------------------------------------------------------------------------------------
Supplementary Data
                                                               Year Ended October 31,
                                                    ------------------------------------------
                                                       1996            1995            1994*
                                                    ----------      -----------     ----------
Ratios (as a percentage of average net assets):
Expenses                                              0.86%            0.84%          0.82%+
Net investment income                                 8.62%            9.08%          8.41%+
Portfolio Turnover                                      97%              78%            71%

+Computed on an annualized basis.

*For the period from the start of business, March 1, 1994, to October 31, 1994.

The accompanying notes are an integral part of the financial statements




NOTES TO FINANCIAL STATEMENTS

(1) Significant Accounting Policies

Strategic Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. Gains and Losses From Investment Transactions - Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the "Code"), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-
Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. Financial Futures Contracts - Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I. Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. Deferred Organization Expense - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credit which is determined based on the average cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operation expenses on the Statement of Operations.

L. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. Other - Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1996, the fee was equivalent to 0.54% (annualized) of the Portfolio's average net assets for such period and amounted to $744,744. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $208,657 for the year ended October 31, 1996.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers of the Portfolio and Trustees of the Trust are officers and directors/trustees of the above organizations. Trustees of the Portfolio may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1996, no significant amounts have been deferred.

(3) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.

(4) Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1996 were as follows:

Purchases -
Investments (non-U.S. Government)              $ 88,108,189
U.S. Government Securities                       34,398,490
                                               ------------
                                               $122,506,679
                                               ============

Sales -
Investments (non-U.S. Government)              $146,483,894
U.S. Government Securities                        1,284,688
                                               ------------
                                               $147,768,582
                                               ============

(5) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


A summary of obligations under these financial instruments at October 31, 1996 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96             Australian Dollar            4,000,000      $      3,145,400      $      (23,233)
11/5/96-11/29/96     Belgian Franc            1,112,959,031            38,049,468           2,304,779
11/5/96-1/22/97      Swiss Franc                 12,184,273             9,980,904             250,731
11/22/96-12/24/96    Japanese Yen               726,000,000             6,814,064             408,016
12/10/96             New Zealand Dollars            809,921               556,739             (13,202)
                                                                 ----------------      --------------
                                                                 $     58,546,575      $    2,927,091
                                                                 ================      ==============
Purchases
----------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96-11/29/96    Belgian Franc              209,500,272      $      6,812,444      $      (80,640)
1/27/97              Canadian Dollar              3,750,000             2,801,958              10,008
1/31/97              Czech Koruna               169,905,000             6,237,335             (33,434)
11/6/96-12/6/96      Indonesian Rupiah       23,750,000,000            10,049,138              98,232
11/26/96             Indian Rupee                73,260,000             2,000,000              40,555
11/13/96-3/25/97     Philippine Peso            252,505,000             9,500,000              13,497
11/08/96             Thai Baht                   63,700,000             2,500,000              (4,049)
                                                                 ----------------      --------------
                                                                 $     39,900,875      $       44,169
                                                                 ================      ==============

Futures Contracts
                                                                                       Net Unrealized
                                                                                         Appreciation
Expiration Date      Contracts                                        Position          (Depreciation)
---------------      ---------                                       ----------        --------------
12/96                47 U.S. 5 year Treasury Bond Futures              Short           $      (58,345)
12/96                39 U.S. 10 year Treasury Bond Futures             Short                  (43,443)
12/96                28 U.S. 30 year Treasury Bond Futures             Short                 (117,411)
12/96                22 Australian 10 year Bond Futures                 Long                  110,629
12/96                70 Canadian 10 year Bond Futures                   Long                  328,220
12/96                107 French 10 year Bond Futures                   Short                 (420,629)
12/96                97 German 10 year Bond Futures                     Long                  297,127
12/96                4 Japanese 10 year Bond Futures                   Short                 (164,969)
                                                                                       --------------
                                                                                       $      (68,821)
                                                                                       ==============

At October 31, 1996, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.


Written Option Transactions

Transactions in written options for the period ended
October 31, 1996 were as follows:

                                       Number
                                   of Contracts    Premiums
                                  -------------  ------------
Outstanding, beginning of year          --              --
Options written                      3,000         $23,385
Options exercised                       --              --
Options expired                     (3,000)       ($23,385)
                                     -----         -------
Outstanding, end of year                --              --
                                     =====         =======

(6) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                       $ 120,786,543
                                     =============
Gross unrealized appreciation        $   4,520,011
Gross unrealized depreciation               92,834
                                     -------------
Net unrealized appreciation          $   4,427,177
                                     =============



Report of Independent Accountants

To the Trustees and Investors of Strategic
Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended, and supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 2, 1996



This page intentionally left blank.


Investment Management

EV Marathon
Strategic Income Fund
--------------------------

Officers

M. Dozier Gardner
President, Trustee

James B. Hawkes
Vice President, Trustee

H. Day Brigham, Jr.
Vice President

William H. Ahern, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees
-------------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Strategic
Income Portfolio
--------------

Officers

James B. Hawkes
President, Trustee

Mark S. Venezia
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant





Investment Adviser of
Strategic Income Portfolio

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Marathon
Strategic Income Fund

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

October 31, 1996

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Marathon Strategic
Income Fund
24 Federal Street
Boston, MA 02110                   M-SGSRC-12/96